UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-05446

Intermediate Bond Fund of America

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: August 31

Date of reporting period: August 31, 2013

Courtney R. Taylor

Intermediate Bond Fund of America

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

Copies to:

Michael Glazer

Bingham McCutchen LLP

355 South Grand Avenue, Suite 4400

Los Angeles, California 90071

(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

Rising bond yields may be a longer term positive for active investors.

Special feature page 4

Intermediate Bond Fund of America® Annual report for the year ended August 31, 2013

Intermediate Bond Fund of America seeks to provide current income consistent with its maturity and quality standards described in the prospectus and preservation of capital.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 2.50%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2013 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 2.50% maximum sales charge	–3.35%	2.79%	2.51%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.60% for Class A shares as of the prospectus dated November 1, 2013 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of September 30, 2013, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 0.73%. The fund’s 12-month distribution rate for Class A shares as of that date was 1.34%. Both reflect the 2.50% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Bond ratings, which typically range from Aaa/AAA (highest) to D (lowest), are assigned by credit rating agencies such as Moody’s, Standard & Poor’s and/or Fitch as an indication of an issuer’s creditworthiness. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Special feature

4	Rising bond yields may be a longer term positive for active investors.

Contents

1	Letter to investors
3	The value of a long-term perspective
10	Summary investment portfolio
14	Financial statements
31	Board of trustees and other officers

Fellow investors:

Intermediate Bond Fund of America’s past fiscal year was a period in which many types of bonds generated negative returns. With its investment focus on high-quality U.S. government, agency, mortgage-related and corporate bonds that have maturities of around three to five years, the fund recorded a total return of –1.46% for the 12-month period ended August 31, 2013.

Fund investors who reinvested monthly dividends totaling about 19 cents a share earned an income return of 1.40% over the 12 months; for those investors who took their dividends in cash, the figure was 1.39%. The fund’s share price declined somewhat, from $13.79 to $13.40.

Certain shorter term U.S. Treasuries with maturities of less than three years were among the few market segments to end the period in positive territory; those particular gains helped the unmanaged Barclays U.S. Government/Credit 1–7 Years ex BBB Index, a broad measure of the market in which the fund invests, post a return of –0.66%. The Lipper Short-Intermediate Investment Grade Debt Funds Average recorded a return of –0.30%. This peer group measure includes some funds that — unlike this fund — invest in relatively risky below investment-grade bonds (rated Ba/BB and below), such as high-yield corporates, which generated gains over the 12 months. Results for longer time periods are shown in the table below.

Economic and market overview

The gradual recovery of the domestic economy continued, but data was mixed. Though solid job growth was evident for much of the period, the final few monthly figures were disappointingly weak. The housing market’s recovery also lost some luster toward fiscal year-end; U.S. home prices rose at a slower pace, and the volume of new home sales declined.

Results at a glance

For periods ended August 31, 2013, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	3 years	5 years	10 years	Lifetime (since 2/19/88)

Intermediate Bond Fund of America (Class A shares)	–1.46%	1.24%	2.95%	2.85%	5.18%
Barclays U.S. Government/ Credit 1–7 Years ex BBB Index*	–0.66	1.69	3.43	3.70	5.92
Lipper Short-Intermediate Investment Grade Debt Funds Average	–0.30	2.26	4.27	3.60	5.67

*	The index is unmanaged and, therefore, has no expenses.

Intermediate Bond Fund of America	1

Bond market sentiment appeared to deteriorate in May and June. Comments by Federal Reserve Chairman Ben Bernanke were widely interpreted as portending the imminent tapering of the Fed’s massive bond buying activity. Earlier in the fund’s fiscal year, the Fed began monthly purchases of $45 billion of longer term Treasury bonds. Combined with its existing program focused on mortgage-backed securities, this move opened the door for the central bank to buy up to $85 billion in U.S. bonds each month.

Concern among investors that a major source of demand for bonds would soon diminish fueled a selloff. Overall, Treasuries generated a negative total return of –3.1% over the 12 months. Returns for mortgage-backed securities suffered as a sharp rise in mortgage rates added to worries over a drop in demand; expectations of elevated interest-rate volatility and increased price sensitivity with regard to interest rates hurt valuations. U.S. corporates generated a negative total return of –1.6%, with financials one of the few sectors to buck the trend. Until May’s market jitters, corporate bond issuance continued apace as companies sought to lock in low interest rates and finance dividend payments.

Inside the portfolio

Treasuries and other U.S. government obligations accounted for the lion’s share of the portfolio — 44.2% of assets as of August 31, 2013. Corporate bonds and mortgage-related holdings stood at 29.8% and 13.1%, respectively.

Over the past 12 months, the fund’s portfolio managers have been actively seeking investment opportunities with the most attractive risk-adjusted return potential. We have continued to be measured in our approach and focused on higher quality credits, such as five-year corporate bonds issued by select industrial companies. Though the yields on such issues may be relatively low, we believe that in the current environment they still offer a potentially less risky way to earn incrementally more return.

Likewise, we view the fund’s significant investment in the mortgage-related sector as offering an attractive balance of potential return and risk, as well as a source of diversification for the portfolio. The majority of these investments are in agency pass-through securities. Owners of pass-throughs are, in effect, receiving the mortgage payments of a pool of homeowners across the U.S.

Looking ahead

Economic growth, tax increases and tax cut lapses have prompted the U.S. budget deficit to fall sharply over the past 12 months. So although the fiscal situation is still worrisome, we’re moving in the right direction. For much of the period, flare-ups in market volatility were conspicuous by their absence. Bond investors appeared to take significant domestic events — the November 2012 election, the “fiscal cliff” of automatic spending cuts and expiring tax breaks, sequestration (across-the-board budget cuts) and the debt ceiling — in their stride.

The volatility and upward march of yields toward the end of the 12-month period were indicative of fragile investor confidence in anticipation of the Fed scaling back its bond purchases and the prospect of a higher official interest rate (though it falls outside of the period covered by this report, it’s noteworthy that yields generally declined for much of September 2013). While we believe that the Fed will begin to pull back from unconventional monetary policy, our view is that this is likely to happen more slowly than was implied by bond yields at fiscal year-end.

What about when interest rates do eventually go up? Certainly, rising yields can hurt total returns for existing bond investments. However, the value of a diversified portfolio with a shorter average maturity should tend to hold up better than one with a longer maturity; this fund invests in bonds with both shorter and intermediate maturities.

And, as we explain in the feature on page 4, over the longer term, rising interest rates may actually benefit an actively managed fund such as ours that is able to reinvest in bonds that offer potentially higher total returns.

We are grateful for your continued support and look forward to reporting to you again in six months.

Sincerely,

Mark A. Brett

October 11, 2013

For current information about the fund, visit americanfunds.com.

2	Intermediate Bond Fund of America

The value of a long-term perspective

How a $10,000 investment has grown (for the period February 19, 1988, to August 31, 2013, with dividends reinvested)

Fund results shown reflect deduction of the maximum sales charge of 2.50% on the $10,000 investment.1 Thus, the net amount invested was $9,750.2

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $500,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 4.75% prior to January 10, 2000, and 3.75% from that date until October 31, 2006.
[3]	The index is unmanaged and, therefore, has no expenses.
[4]	Results of the Lipper Short-Intermediate Investment Grade Debt Funds Average do not reflect any sales charges.
[5]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[6]	For the period February 19, 1988, through August 31, 1988.

Past results are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended August 31, 2013)*

	1 year	5 years	10 years

Class A shares	-3.90%	2.44%	2.60%

*Assumes reinvestment of all distributions and payment of the maximum 2.50% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

Intermediate Bond Fund of America	3

Rising bond yields may
be a longer term positive
for active investors.

Bonds can serve as an invaluable source of diversification, relative stability and income. Still, investors often worry about returns when yields rise. True, rising yields do hurt returns among current bond investments, but there is a silver lining for actively managed bond funds: higher potential returns in the future.

When yields rise, bond prices fall. This, in a nutshell, helps explain why some bond fund investors have begun to feel unsettled. Recently, comments by Federal Reserve Chairman Ben Bernanke were widely interpreted as presaging big changes in the central bank’s policies. Anticipating both an imminent slowdown in the Fed’s bond buying activity and a rise in the official short-term interest rate, a full-fledged bond market selloff ensued (for the record, this fund’s portfolio managers viewed an immediate policy double-whammy as quite unlikely).

Rising bond yields in May and June 2013 prompted media warnings of “bursting bubbles” and “bondageddon,” but are higher yields really such bad news for bond investors? At first glance, the basic relationship at the heart of bond investing — rising yields equal lower bond prices — suggests the answer may be yes. As we shall explain in this feature, however, that’s far from the whole story for active bond investors.

Rising yields: typecast as a bond market “villain”?

“There’s no escaping it. Rising yields can be a negative for the total returns of existing bond investments. But it’s important that fund investors remember: There’s a silver lining,” says portfolio manager Mark Brett. “An actively managed fund can use such an environment to reinvest in bonds that offer potentially higher total returns over the longer term.”

Intermediate Bond Fund of America’s focus on bonds with maturities between three and five years may be particularly attractive to investors in the current environment. “Intermediate bonds can offer a middle path between the stability of short-term bonds and the higher returns of longer term issues,” says Mark. “And, because intermediate bonds mature more quickly than longer ones, the fund can reinvest and earn higher income comparatively sooner.”

“Rising yields can be a negative. ... But it’s important that fund investors remember: There’s a silver lining ... potentially higher total returns over the longer term.”

— Mark Brett

Intermediate Bond Fund of America	5

“Right now U.S. inflation is low in historical terms. ... A lower inflation world typically means that there’s good value to be found in bonds.”

— John Smet

As things stand, bond investors may have more reason to feel optimistic than was the case in some previous periods of rising yields. “Inflation expectations have a profound effect on interest rates and, therefore, on expected returns in the bond market,” explains portfolio manager John Smet. “Right now U.S. inflation is low in historical terms. In my view, this is unlikely to change much over the next year. A lower inflation world typically means that there’s good value to be found in bonds.”

Inflation, a measure of the rise in the general cost of goods and services, has been fairly muted over recent years. In August 2013, unadjusted core inflation — which excludes the cost of food and energy — was running at about 1.8%; in other words, costs have risen by that percentage over the previous 12 months.

What are the factors underlying John’s inflation outlook? Key ones include low energy prices — supported by domestic shale and oil supply; stable food prices due to healthy crop yields; and a leveling off in home price increases due to more balanced supply and demand.

The more things change, the more they stay the same

Over the 25 years since this fund’s inception, its experienced investment professionals have navigated many different bond market and economic environments (see illustration on facing page).

For instance, during more than three decades of bond investing, Mark has witnessed several extended periods in which yields have trended upward. Among other insights, his experience has taught him an important lesson. “Inflationary and economic backdrops have varied, but the initial reaction of the bond market often feels like you’ve pressed the ‘Instant Replay’ button,” he says. “It’s not uncommon for expectations of higher interest rates to be overdone, leading to big moves in yields that can create attractive opportunities for longer term active investors.”

To illustrate Mark’s point about the longer term value that rising yields may create for active investors, we examined Intermediate Bond Fund of America’s results. Specifically, we looked at the fund’s returns during — and in the years following — three select extended periods of rising yields: September 1993–December 1994; September 1998–January 2000; and May 2003–June 2006.

Around the time of the first two periods, the Fed raised the official interest rate (federal funds rate) to counter the specter of inflation as economic growth surged. For the third period, the backdrop was quite different. Earlier in the decade, the Fed had maintained low rates in an attempt to help lift the economy out of recession. The ensuing gradual rate rises were widely expected; consequently, bond yields did not move so violently.

6	Intermediate Bond Fund of America

Your fund’s portfolio managers are experienced, active bond investors

Though yields have generally moved downward over recent decades, that trend has been a backdrop to a variety of market and economic environments. There have been periods of both calm and of volatility. There have even been periods of rising yields lasting many months or even years. Investing amid rising yields is nothing new for the fund’s portfolio managers.

Source: Board of Governors of the Federal Reserve System.
Mark Brett
Portfolio manager
and fund president
34 years of experience
John Smet
Portfolio manager
30 years of experience
Fergus MacDonald
Portfolio manager
21 years of experience
David Lee
Portfolio manager
14 years of experience
Energy crisis (1979)
U.S. recession (1980)
Stock market crash (1987)
Inception of IBFA (1988)
U.S. interest rate "spike" (1994)
Global financial crisis (2007)
Global recession (2008)
Five-year Treasury yields
20%
15
10
5
0
1973
1978
1983
1988
1993
1998
2003
2008
2013

As you can see in the chart on page 8, the fund’s result was negative during the first period. The Fed’s rate increases caught many bond investors off-guard, prompting much market volatility. Interestingly, during the other two periods examined, the fund actually recorded gains as the portfolio managers made investment decisions that helped it profitably navigate a more ordered, widely anticipated increase in the official rate.

Of course, the standard financial “health warning” applies: Past results are not predictive of future returns. There’s no way to know how smoothly any upward trend in yields will unfold. Yet the fund’s cumulative results when the subsequent one- and two-year periods are included certainly make a case for its longer term approach to active investing.

Intermediate Bond Fund of America	7

Rising yields are bad news? Think again.

There’s no escaping it: Rising yields can hurt total returns for existing bond investments. However, rising interest rates may actually benefit an actively managed bond fund. How so? Rising yields can enable the fund’s portfolio managers to reinvest in bonds that generate greater income and offer potentially higher total returns. This is borne out by Intermediate Bond Fund of America’s past results around three periods when the official short-term interest rate (federal funds target rate) was raised, and five-year Treasury yields rose more than two percentage points.

Fund cumulative returns during three prominent periods of rising yields*

Fund results shown are for Class A shares at net asset value. If a sales charge (maximum 2.50%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

*	The three time frames presented encompass periods when the official short-term interest rate (federal funds target rate) was raised, and five-year Treasury yields rose by more than two percentage points (low to high, over a period lasting more than 12 months). Treasury yields have risen by more than two percentage points in periods other than those presented above.

So what happens next?

The fund’s portfolio managers believe that bond yields are likely to continue to trend upward. This overall rise could, however, be punctuated with periods of falling yields on the heels of any weaker-than-expected economic data.

What’s more, an increase in the official short-term interest rate (federal funds target rate) may be further away than is widely expected, causing yields to rise in a more moderate fashion. Put another way, Mark’s earlier observation about bond markets often overshooting may turn out to be accurate with regard to the current environment.

As of August 31, 2013, U.S. Treasury yields implied that the market expects

8	Intermediate Bond Fund of America

“It’s not uncommon for expectations of higher interest rates to be overdone ... big moves in yields ... can create attractive opportunities.”

— Mark Brett

the Fed to raise the official short-term interest rate as early as the end of 2014. Slower-than-anticipated growth — a distinct possibility given the fragility of the recovery — could, however, mean the official rate remains lower for longer.

Likewise, changes in the job market may have a similar impact. If, for example, just a fraction of those people who had stopped looking for work try to reenter the labor market as the economy improves, then the unemployment rate would lurch upward. This, in turn, could delay any official rate hike; statements by Fed officials suggest that a rate change is a possibility when the unemployment rate drops to around 6.5%.

“Whatever path interest rates take, we will continue to focus on investing in high-quality bonds that offer fund investors attractive longer term risk-adjusted return potential,” says Mark. “For example, we expect to see more issuance from high-quality companies. Corporate America is in good health. Corporate profitability appears fairly solid and, overall, companies have robust balance sheets.” At fiscal year-end, 29.8% of the fund’s assets were invested in corporate bonds.

The fund’s portfolio managers believe that mortgage-related securities (13.1% of assets at fiscal-year end) also continue to represent an attractive core holding, complementing other investments in the fund’s well-diversified portfolio. They anticipate that solid yields will be on offer and are focused on finding securities with characteristics that should, in effect, cause them to have an intermediate maturity. So while the portfolio managers are disappointed by the fund’s recent 12-month result, this sentiment is tempered somewhat by a sense of optimism. “We believe that the investment environment is becoming more favorable for disciplined, longer term active investors,” says Mark. “In addition to hopefully enjoying higher income in the future, now is an opportune time for fund investors to remember that bonds can add diversification and a measure of stability to their wider investment mix.”

How much diversification and stability can bonds add? At fiscal-year end, total returns for U.S. bonds and stocks were highly negatively correlated — meaning that stock market losses tended to be accompanied by bond market gains. Meanwhile, the fund just endured one of its most challenging years, yet its loss over the 12 months amounted to about –1.5%. “We are disciplined longer term investors with an investment approach designed to provide investors with current income while seeking to preserve capital,” says Mark. “You are unlikely to get rich investing in this fund, but that’s not its purpose.”■

Intermediate Bond Fund of America	9

Summary investment portfolio August 31, 2013

Investment mix by security type	Percent of net assets

Quality breakdown*	Percent of net assets
U.S. Treasury and agency†	44.2%
Aaa/AAA	14.5
Aa/AA	9.2
A/A	15.3
Baa/BBB	7.0
Unrated	0.1
Short-term securities & other assets less liabilities	9.7
*	Bond ratings, which typically range from Aaa/AAA (highest) to D (lowest), are assigned by credit rating agencies such as Moody’s, Standard & Poor’s and/or Fitch as an indication of an issuer’s creditworthiness. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund’s investment policies. Securities in the “unrated” category (above) have not been rated by a rating agency; however, the investment adviser performs its own credit analysis and assigns comparable ratings that are used for compliance with the fund’s investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.
†	These securities are guaranteed by the full faith and credit of the United States government.

10	Intermediate Bond Fund of America

Bonds, notes & other debt instruments 90.23%	Principal amount (000)	Value (000)	Percent of net assets
U.S. Treasury bonds & notes 38.04%

U.S. Treasury 36.73%
U.S. Treasury:
1.875% 2014	$35,000	$35,312
2.25% 2014	51,000	51,803
2.625% 2014	188,250	192,469
0.25% 2015	370,100	369,452
1.75% 2015	100,000	102,568
2.25% 2015	58,000	59,611
4.125% 2015	50,000	53,191
4.25% 2015	50,000	53,722
0.50% 2016	95,500	94,940
0.625% 2016	145,000	144,361
2.00% 2016	70,000	72,449
2.375% 2016	50,000	52,237
4.50% 2016	47,500	52,010
5.125% 2016	96,500	107,968
7.50% 2016	40,000	48,322	36.73%
0.50% 2017	67,640	65,738
0.875% 2017	535,125	530,378
1.00% 2017	247,250	246,496
2.50% 2017	153,750	161,522
4.25% 2017	50,000	55,994
4.50% 2017	60,000	67,334
4.625% 2017	115,000	129,043
0.75% 2018	90,000	87,215
1.00% 2018	60,000	58,488
1.50% 2018	35,000	34,783
3.50% 2018	60,000	65,365
1.75% 2022	81,200	75,634
0.75%–8.75% 2015–2023	310,100	350,065
		3,418,470	36.73

U.S. Treasury inflation-protected securities[1] 1.31%
U.S. Treasury inflation-protected securities:
2.00% 2014	38,730	39,123
0.125% 2018	41,412	42,174	1.31
0.125%–2.00% 2015–2026	40,084	40,222
		121,519	1.31

Total U.S. Treasury bonds & notes		3,539,989	38.04

Intermediate Bond Fund of America	11

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)	Percent of net assets
Corporate bonds & notes 29.79%

Consumer staples 3.58%
Coca-Cola Co. 1.50%–3.625% 2014–2020	$32,785	$33,395	.36%
Other securities		300,169	3.22
		333,564	3.58

Information technology 1.37%
Apple Inc. 1.00% 2018	51,000	48,713	.52
Other securities		79,053	.85
		127,766	1.37

Other corporate bonds & notes 24.84%
Other securities		2,311,047	24.84

Total corporate bonds & notes		2,772,377	29.79

Mortgage-backed obligations 13.09%
Federal agency mortgage-backed obligations[2] 11.01%
Fannie Mae:
2.50% 2023	79,603	81,086
2.50% 2023	58,788	59,884
2.50% 2023	34,393	35,034
2.50% 2028	35,241	34,969	9.78
3.50% 2028	43,060	44,956
4.50% 2043	210,250	221,880
0%–11.50% 2015–2050[3]	416,339	432,331
Freddie Mac 0%–6.706% 2023–2041[3]	69,583	73,651	.79
Government National Mortgage Assn. 4.50% 2040	35,280	37,897	.41
Other securities		3,325	.03
		1,025,013	11.01

Collateralized mortgage-backed obligations (privately originated)[2] 0.07%
Freddie Mac, Series 2013–DN1, Class M-1, 3.59% 2023[3]	4,238	4,299	.05
Other securities		1,873	.02
		6,172	.07

Other mortgage-backed securities 2.01%
Other securities		187,873	2.01

Total mortgage-backed obligations		1,219,058	13.09

Federal agency bonds & notes 6.17%
Freddie Mac:
0.375% 2013	55,000	55,024
2.50% 2016	45,000	47,044	2.72
0.75%–5.50% 2014–2022[2]	153,150	151,005
Fannie Mae:
Series 2012–M13, multifamily 1.246% 2017[2]	44,000	43,333
0.50%–5.375% 2014–2019[2]	167,405	169,293	2.28
Federal Home Loan Bank:
0.50% 2015	40,000	39,997
1.00%–5.50% 2014–2018	60,550	61,152	1.09
Other securities		7,101	.08
		573,949	6.17

12	Intermediate Bond Fund of America

		Value (000)	Percent of net assets
Other 3.14%
Other securities		$292,139	3.14%

Total bonds, notes & other debt instruments (cost: $8,331,529,000)		8,397,512	90.23

Preferred securities 0.03%
Financials 0.03%
Other securities		2,708	.03

Total preferred securities (cost: $3,985,000)		2,708	.03

Short-term securities 12.48%	Principal amount (000)
Freddie Mac 0.10%–0.15% due 9/24/2013–5/6/2014	$303,100	302,908	3.26
Federal Home Loan Bank 0.06%–0.115% due 10/9/2013–1/15/2014	166,800	166,786	1.79
Procter & Gamble Co. 0.05%–0.10% due 9/23–12/2/2013[4]	102,700	102,691	1.10
Fannie Mae 0.10%–0.15% due 9/4/2013–5/2/2014	96,800	96,772	1.04
Coca-Cola Co. 0.09%–0.13% due 9/18–12/20/2013[4]	83,310	83,298	.90
Wal-Mart Stores, Inc. 0.08%–0.09% due 9/20–10/30/2013[4]	78,600	78,596	.85
NetJets Inc. 0.05% due 9/17/2013[4]	61,800	61,799	.66
Federal Farm Credit Banks 0.15%–0.16% due 2/6–3/25/2014	51,600	51,583	.55
ExxonMobil Corp. 0.06% due 9/12/2013	37,500	37,499	.40
Other securities		179,248	1.93

Total short-term securities (cost: $1,161,117,000)		1,161,180	12.48
Total investment securities (cost: $9,496,631,000)		9,561,400	102.74
Other assets less liabilities		(255,234)	(2.74)

Net assets		$9,306,166	100.00%

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Index-linked bond whose principal amount moves with a government price index.
[2]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[3]	Coupon rate may change periodically.
[4]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,095,848,000, which represented 11.78% of the net assets of the fund.

See Notes to Financial Statements

Intermediate Bond Fund of America	13

Financial statements

Statement of assets and liabilities at August 31, 2013	(dollars in thousands)

Assets:
Investment securities, at value (cost: $9,496,631)		$9,561,400
Cash		114
Receivables for:
Sales of investments	$587,213
Sales of fund’s shares	14,381
Interest	44,083	645,677
		10,207,191
Liabilities:
Payables for:
Purchases of investments	873,168
Repurchases of fund’s shares	20,021
Dividends on fund’s shares	652
Investment advisory services	1,668
Services provided by related parties	5,166
Trustees’ deferred compensation	234
Other	116	901,025
Net assets at August 31, 2013		$9,306,166

Net assets consist of:
Capital paid in on shares of beneficial interest		$9,344,363
Distributions in excess of net investment income		(1,023)
Accumulated net realized loss		(101,943)
Net unrealized appreciation		64,769
Net assets at August 31, 2013		$9,306,166

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (694,619 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$6,415,666	478,870	$13.40
Class B	34,935	2,608	13.40
Class C	202,964	15,149	13.40
Class F-1	574,499	42,881	13.40
Class F-2	172,476	12,874	13.40
Class 529-A	384,580	28,705	13.40
Class 529-B	4,332	323	13.40
Class 529-C	86,583	6,463	13.40
Class 529-E	18,934	1,413	13.40
Class 529-F-1	75,903	5,666	13.40
Class R-1	12,223	912	13.40
Class R-2	142,186	10,613	13.40
Class R-3	160,869	12,007	13.40
Class R-4	115,796	8,643	13.40
Class R-5	41,914	3,129	13.40
Class R-6	862,306	64,363	13.40

See Notes to Financial Statements

14	Intermediate Bond Fund of America

Statement of operations for the year ended August 31, 2013	(dollars in thousands)

Investment income:
Income:
Interest		$183,304
Fees and expenses*:
Investment advisory services	$20,683
Distribution services	25,844
Transfer agent services	11,921
Administrative services	2,137
Reports to shareholders	489
Registration statement and prospectus	350
Trustees’ compensation	111
Auditing and legal	123
Custodian	26
State and local taxes	22
Other	670	62,376
Net investment income		120,928

Net realized gain and unrealized depreciation on investments:
Net realized gain on investments		28,451
Net unrealized depreciation on investments		(299,754)
Net realized gain and unrealized depreciation on investments		(271,303)

Net decrease in net assets resulting from operations		$(150,375)

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets
	(dollars in thousands)

	Year ended August 31
	2013	2012
Operations:
Net investment income	$120,928	$160,966
Net realized gain on investments	28,451	83,093
Net unrealized (depreciation) appreciation on investments	(299,754)	22,951
Net (decrease) increase in net assets resulting from operations	(150,375)	267,010

Dividends paid or accrued to shareholders from net investment income	(135,040)	(171,471)

Net capital share transactions	(122,161)	550,629

Total (decrease) increase in net assets	(407,576)	646,168

Net assets:
Beginning of year	9,713,742	9,067,574
End of year (including distributions in excess of net investment income: $(1,023) and $(613), respectively)	$9,306,166	$9,713,742

See Notes to Financial Statements

Intermediate Bond Fund of America	15

Notes to financial statements

1. Organization

Intermediate Bond Fund of America (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide current income consistent with its maturity and quality standards described in the prospectus and preservation of capital.

The fund has 16 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and six retirement plan share classes (Classes R-1, R-2, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are further described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 2.50%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C*	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C*	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*	Class B, 529-B, C and 529-C shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

16	Intermediate Bond Fund of America

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends to shareholders are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Distributions to shareholders are recorded on the ex-dividend date.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Example of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type. Some securities may be valued based on their effective maturity or average life, which may be shorter than the stated maturity.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days.

Intermediate Bond Fund of America	17

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described below. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At August 31, 2013, all of the fund’s investment securities were classified as Level 2.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in bonds — Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities. In addition, falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities.

Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate the risks of an issuer defaulting on its obligations.

18	Intermediate Bond Fund of America

Investing in mortgage-backed and asset-backed securities — Many types of bonds and other debt securities, including mortgage-backed securities, are subject to prepayment risk as well as the risks associated with investing in debt securities in general. If interest rates fall and the loans underlying these securities are prepaid faster than expected, the fund may have to reinvest the prepaid principal in lower yielding securities, thus reducing the fund’s income. Conversely, if interest rates increase and the loans underlying the securities are prepaid more slowly than expected, the time in which the securities are expected to be paid off could be extended. This may reduce the fund’s cash for potential reinvestment in higher yielding securities.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the fund’s portfolio turnover rate.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended August 31, 2013, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2009 and by state tax authorities for tax years before 2008.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended August 31, 2013, the fund reclassified $13,710,000 from accumulated net realized loss to distributions in excess of net investment income and $8,000 from distributions in excess of net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after August 31, 2011, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

Intermediate Bond Fund of America	19

As of August 31, 2013, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$572
Capital loss carryforward expiring 2018*	(66,274)
Post-October capital loss deferral†	(31,190)
Gross unrealized appreciation on investment securities	146,514
Gross unrealized depreciation on investment securities	(87,074)
Net unrealized appreciation on investment securities	59,440
Cost of investment securities	9,501,960

*	Reflects the utilization of capital loss carryforward of $48,429,000. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.
†	This deferral is considered incurred in the subsequent year.

Tax-basis distributions paid or accrued to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended August 31
Share class	2013	2012
Class A	$96,681	$125,248
Class B	327	887
Class C	1,583	3,516
Class F-1	7,945	10,057
Class F-2	3,997	6,458
Class 529-A	5,347	6,558
Class 529-B	36	108
Class 529-C	536	1,011
Class 529-E	217	279
Class 529-F-1	1,197	1,429
Class R-1	97	175
Class R-2	1,013	1,777
Class R-3	1,823	2,589
Class R-4	1,775	2,361
Class R-5	764	993
Class R-6	11,702	8,025
Total	$135,040	$171,471

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.300% on the first $60 million of daily net assets and decreasing to 0.140% on such assets in excess of $10 billion. The agreement also provides for monthly fees, accrued daily, based on a series of decreasing rates beginning with 3.00% on the first $3,333,333 of the fund’s monthly gross income and decreasing to 2.00% on such income in excess of $8,333,333. For the year ended August 31, 2013, the investment advisory services fee was $20,683,000, which was equivalent to an annualized rate of 0.210% of average daily net assets.

20	Intermediate Bond Fund of America

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of August 31, 2013, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses on the accompanying financial statements. The Commonwealth of Virginia is not considered a related party.

Intermediate Bond Fund of America	21

For the year ended August 31, 2013, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services	529 plan services
Class A	$16,805	$8,920	$690	Not applicable
Class B	487	66	Not applicable	Not applicable
Class C	2,564	333	129	Not applicable
Class F-1	1,446	664	290	Not applicable
Class F-2	Not applicable	279	121	Not applicable
Class 529-A	930	414	205	$403
Class 529-B	65	8	3	6
Class 529-C	983	107	50	98
Class 529-E	101	13	10	20
Class 529-F-1	—	78	39	77
Class R-1	153	18	8	Not applicable
Class R-2	1,138	549	78	Not applicable
Class R-3	852	310	86	Not applicable
Class R-4	320	135	64	Not applicable
Class R-5	Not applicable	25	23	Not applicable
Class R-6	Not applicable	2	341	Not applicable
Total class-specific expenses	$25,844	$11,921	$2,137	$604

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $111,000, shown on the accompanying financial statements, includes $72,000 in current fees (either paid in cash or deferred) and a net increase of $39,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of dividends		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended August 31, 2013

Class A	$1,853,301	135,322	$93,726	6,857	$(2,216,704)	(162,422)	$(269,677)	(20,243)
Class B	8,788	641	322	24	(34,891)	(2,551)	(25,781)	(1,886)
Class C	52,049	3,800	1,520	111	(139,311)	(10,195)	(85,742)	(6,284)
Class F-1	197,845	14,480	7,852	574	(199,200)	(14,568)	6,497	486
Class F-2	121,853	8,884	3,204	234	(236,236)	(17,257)	(111,179)	(8,139)
Class 529-A	101,924	7,440	5,325	390	(109,064)	(8,005)	(1,815)	(175)
Class 529-B	1,280	93	35	2	(5,461)	(399)	(4,146)	(304)
Class 529-C	19,813	1,447	535	39	(34,852)	(2,556)	(14,504)	(1,070)
Class 529-E	5,142	375	216	16	(5,847)	(429)	(489)	(38)
Class 529-F-1	19,405	1,419	1,191	87	(20,413)	(1,494)	183	12
Class R-1	4,229	308	97	7	(8,829)	(646)	(4,503)	(331)
Class R-2	47,343	3,455	1,008	74	(65,377)	(4,780)	(17,026)	(1,251)
Class R-3	63,457	4,632	1,803	132	(74,034)	(5,416)	(8,774)	(652)
Class R-4	44,429	3,242	1,765	129	(61,936)	(4,529)	(15,742)	(1,158)
Class R-5	13,802	1,010	763	56	(21,608)	(1,578)	(7,043)	(512)
Class R-6	488,402	35,658	11,667	855	(62,489)	(4,586)	437,580	31,927
Total net increase (decrease)	$3,043,062	222,206	$131,029	9,587	$(3,296,252)	(241,411)	$(122,161)	(9,618)

22	Intermediate Bond Fund of America

	Sales*		Reinvestments of dividends		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended August 31, 2012

Class A	$1,771,493	129,618	$121,420	8,882	$(1,512,452)	(110,631)	$380,461	27,869
Class B	16,440	1,204	871	64	(51,619)	(3,778)	(34,308)	(2,510)
Class C	81,607	5,974	3,373	247	(127,763)	(9,343)	(42,783)	(3,122)
Class F-1	213,935	15,651	9,999	731	(194,318)	(14,232)	29,616	2,150
Class F-2	125,625	9,188	4,946	362	(125,993)	(9,192)	4,578	358
Class 529-A	122,332	8,950	6,572	480	(65,217)	(4,766)	63,687	4,664
Class 529-B	3,072	225	108	8	(7,765)	(568)	(4,585)	(335)
Class 529-C	32,397	2,371	1,014	74	(22,844)	(1,669)	10,567	776
Class 529-E	7,232	529	279	21	(3,531)	(258)	3,980	292
Class 529-F-1	20,993	1,535	1,432	105	(11,007)	(805)	11,418	835
Class R-1	6,856	502	176	13	(5,210)	(381)	1,822	134
Class R-2	56,582	4,140	1,775	130	(57,499)	(4,207)	858	63
Class R-3	73,596	5,384	2,578	189	(71,877)	(5,258)	4,297	315
Class R-4	60,043	4,391	2,366	173	(49,120)	(3,591)	13,289	973
Class R-5	18,745	1,371	991	72	(16,765)	(1,227)	2,971	216
Class R-6	128,778	9,398	8,064	590	(32,081)	(2,345)	104,761	7,643
Total net increase (decrease)	$2,739,726	200,431	$165,964	12,141	$(2,355,061)	(172,251)	$550,629	40,321

*	Includes exchanges between share classes of the fund.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $15,920,535,000 and $16,689,893,000, respectively, during the year ended August 31, 2013.

Intermediate Bond Fund of America	23

Financial highlights

		(Loss) income from investment operations[1]
	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers[3]	Ratio of net income to average net assets[3]
Class A:
Year ended 8/31/2013	$13.79	$.17	$(.37)	$(.20)	$(.19)	$13.40	(1.46)%	$6,416.60%		.60%	1.26%
Year ended 8/31/2012	13.66	.24	.15	.39	(.26)	13.79	2.86	6,884.61		.61	1.76
Year ended 8/31/2011	13.65	.30	.02	.32	(.31)	13.66	2.36	6,436.60		.60	2.18
Year ended 8/31/2010	13.10	.33	.56	.89	(.34)	13.65	6.91	6,723.62		.62	2.51
Year ended 8/31/2009	13.02	.45	.09	.54	(.46)	13.10	4.27	5,304.69		.68	3.46
Class B:
Year ended 8/31/2013	13.79	.07	(.37)	(.30)	(.09)	13.40	(2.20)	35	1.35	1.35	.52
Year ended 8/31/2012	13.66	.13	.15	.28	(.15)	13.79	2.10	62	1.35	1.35	1.04
Year ended 8/31/2011	13.65	.19	.02	.21	(.20)	13.66	1.60	96	1.36	1.36	1.44
Year ended 8/31/2010	13.10	.23	.56	.79	(.24)	13.65	6.12	175	1.36	1.36	1.78
Year ended 8/31/2009	13.02	.35	.09	.44	(.36)	13.10	3.51	207	1.42	1.41	2.79
Class C:
Year ended 8/31/2013	13.79	.06	(.37)	(.31)	(.08)	13.40	(2.24)	203	1.40	1.40	.47
Year ended 8/31/2012	13.66	.13	.15	.28	(.15)	13.79	2.05	296	1.40	1.40	.98
Year ended 8/31/2011	13.65	.19	.02	.21	(.20)	13.66	1.55	335	1.41	1.41	1.39
Year ended 8/31/2010	13.10	.23	.56	.79	(.24)	13.65	6.07	414	1.41	1.41	1.72
Year ended 8/31/2009	13.02	.35	.09	.44	(.36)	13.10	3.47	342	1.46	1.46	2.69
Class F-1:
Year ended 8/31/2013	13.79	.17	(.37)	(.20)	(.19)	13.40	(1.49)	574.64		.64	1.23
Year ended 8/31/2012	13.66	.23	.15	.38	(.25)	13.79	2.80	585.67		.67	1.70
Year ended 8/31/2011	13.65	.29	.02	.31	(.30)	13.66	2.31	550.65		.65	2.13
Year ended 8/31/2010	13.10	.33	.56	.89	(.34)	13.65	6.86	573.67		.67	2.45
Year ended 8/31/2009	13.02	.44	.09	.53	(.45)	13.10	4.24	479.71		.70	3.49
Class F-2:
Year ended 8/31/2013	13.79	.20	(.37)	(.17)	(.22)	13.40	(1.24)	172.39		.39	1.49
Year ended 8/31/2012	13.66	.27	.15	.42	(.29)	13.79	3.13	290.35		.35	2.01
Year ended 8/31/2011	13.65	.33	.02	.35	(.34)	13.66	2.63	282.34		.34	2.44
Year ended 8/31/2010	13.10	.37	.56	.93	(.38)	13.65	7.21	256.34		.34	2.79
Year ended 8/31/2009	13.02	.48	.09	.57	(.49)	13.10	4.54	245.38		.38	3.23
Class 529-A:
Year ended 8/31/2013	13.79	.16	(.37)	(.21)	(.18)	13.40	(1.55)	385.70		.70	1.16
Year ended 8/31/2012	13.66	.22	.15	.37	(.24)	13.79	2.76	398.70		.70	1.66
Year ended 8/31/2011	13.65	.29	.02	.31	(.30)	13.66	2.29	331.68		.68	2.11
Year ended 8/31/2010	13.10	.32	.56	.88	(.33)	13.65	6.83	284.69		.69	2.43
Year ended 8/31/2009	13.02	.44	.09	.53	(.45)	13.10	4.21	200.74		.73	3.42
Class 529-B:
Year ended 8/31/2013	13.79	.05	(.37)	(.32)	(.07)	13.40	(2.32)	4	1.48	1.48	.39
Year ended 8/31/2012	13.66	.12	.15	.27	(.14)	13.79	1.96	9	1.48	1.48	.90
Year ended 8/31/2011	13.65	.18	.02	.20	(.19)	13.66	1.48	13	1.47	1.47	1.32
Year ended 8/31/2010	13.10	.22	.56	.78	(.23)	13.65	6.00	24	1.48	1.48	1.65
Year ended 8/31/2009	13.02	.34	.09	.43	(.35)	13.10	3.39	23	1.54	1.53	2.65
Class 529-C:
Year ended 8/31/2013	13.79	.05	(.37)	(.32)	(.07)	13.40	(2.31)	87	1.47	1.47	.40
Year ended 8/31/2012	13.66	.12	.15	.27	(.14)	13.79	1.97	104	1.47	1.47	.89
Year ended 8/31/2011	13.65	.18	.02	.20	(.19)	13.66	1.49	92	1.46	1.46	1.32
Year ended 8/31/2010	13.10	.22	.56	.78	(.23)	13.65	6.01	97	1.47	1.47	1.65
Year ended 8/31/2009	13.02	.34	.09	.43	(.35)	13.10	3.40	72	1.53	1.52	2.66
Class 529-E:
Year ended 8/31/2013	13.79	.13	(.37)	(.24)	(.15)	13.40	(1.78)	19.93		.93	.93
Year ended 8/31/2012	13.66	.19	.15	.34	(.21)	13.79	2.51	20.94		.94	1.42
Year ended 8/31/2011	13.65	.25	.02	.27	(.26)	13.66	2.00	16.96		.96	1.83
Year ended 8/31/2010	13.10	.29	.56	.85	(.30)	13.65	6.54	14.97		.97	2.16
Year ended 8/31/2009	13.02	.40	.09	.49	(.41)	13.10	3.92	11	1.02	1.01	3.14

24	Intermediate Bond Fund of America

		(Loss) income from investment operations[1]
	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers[3]	Ratio of net income to average net assets[3]
Class 529-F-1:
Year ended 8/31/2013	$13.79	$.19	$(.37)	$(.18)	$(.21)	$13.40	(1.33)%	$76.47%		.47%	1.39%
Year ended 8/31/2012	13.66	.25	.15	.40	(.27)	13.79	3.00	78.47		.47	1.89
Year ended 8/31/2011	13.65	.32	.02	.34	(.33)	13.66	2.50	66.46		.46	2.32
Year ended 8/31/2010	13.10	.35	.56	.91	(.36)	13.65	7.07	54.47		.47	2.65
Year ended 8/31/2009	13.02	.47	.09	.56	(.48)	13.10	4.44	37.52		.52	3.63
Class R-1:
Year ended 8/31/2013	13.79	.06	(.37)	(.31)	(.08)	13.40	(2.23)	12	1.39	1.39	.48
Year ended 8/31/2012	13.66	.13	.15	.28	(.15)	13.79	2.05	17	1.39	1.39	.97
Year ended 8/31/2011	13.65	.19	.02	.21	(.20)	13.66	1.54	15	1.41	1.41	1.37
Year ended 8/31/2010	13.10	.23	.56	.79	(.24)	13.65	6.06	19	1.42	1.42	1.69
Year ended 8/31/2009	13.02	.35	.09	.44	(.36)	13.10	3.45	10	1.47	1.46	2.65
Class R-2:
Year ended 8/31/2013	13.79	.07	(.37)	(.30)	(.09)	13.40	(2.20)	142	1.36	1.36	.51
Year ended 8/31/2012	13.66	.13	.15	.28	(.15)	13.79	2.06	164	1.39	1.39	.98
Year ended 8/31/2011	13.65	.19	.02	.21	(.20)	13.66	1.55	161	1.41	1.40	1.38
Year ended 8/31/2010	13.10	.23	.56	.79	(.24)	13.65	6.06	175	1.45	1.42	1.71
Year ended 8/31/2009	13.02	.35	.09	.44	(.36)	13.10	3.47	146	1.53	1.45	2.72
Class R-3:
Year ended 8/31/2013	13.79	.12	(.37)	(.25)	(.14)	13.40	(1.79)	161.95		.95	.92
Year ended 8/31/2012	13.66	.19	.15	.34	(.21)	13.79	2.49	175.96		.96	1.41
Year ended 8/31/2011	13.65	.25	.02	.27	(.26)	13.66	1.99	169.97		.97	1.81
Year ended 8/31/2010	13.10	.28	.56	.84	(.29)	13.65	6.52	172.99		.99	2.14
Year ended 8/31/2009	13.02	.40	.09	.49	(.41)	13.10	3.90	153	1.04	1.03	3.14
Class R-4:
Year ended 8/31/2013	13.79	.17	(.37)	(.20)	(.19)	13.40	(1.48)	116.63		.63	1.24
Year ended 8/31/2012	13.66	.23	.15	.38	(.25)	13.79	2.83	135.63		.63	1.74
Year ended 8/31/2011	13.65	.29	.02	.31	(.30)	13.66	2.32	120.65		.65	2.14
Year ended 8/31/2010	13.10	.33	.56	.89	(.34)	13.65	6.87	121.65		.65	2.46
Year ended 8/31/2009	13.02	.44	.09	.53	(.45)	13.10	4.25	79.70		.69	3.47
Class R-5:
Year ended 8/31/2013	13.79	.21	(.37)	(.16)	(.23)	13.40	(1.18)	42.33		.33	1.54
Year ended 8/31/2012	13.66	.27	.15	.42	(.29)	13.79	3.13	50.34		.34	2.03
Year ended 8/31/2011	13.65	.33	.02	.35	(.34)	13.66	2.62	47.35		.35	2.44
Year ended 8/31/2010	13.10	.37	.56	.93	(.38)	13.65	7.18	45.36		.36	2.76
Year ended 8/31/2009	13.02	.48	.09	.57	(.49)	13.10	4.56	35.39		.39	3.76
Class R-6:
Year ended 8/31/2013	13.79	.22	(.37)	(.15)	(.24)	13.40	(1.13)	862.27		.27	1.58
Year ended 8/31/2012	13.66	.28	.15	.43	(.30)	13.79	3.19	447.28		.28	2.08
Year ended 8/31/2011	13.65	.34	.02	.36	(.35)	13.66	2.68	339.30		.30	2.49
Year ended 8/31/2010	13.10	.37	.56	.93	(.38)	13.65	7.24	315.31		.31	2.77
Period from 5/1/2009 to 8/31/2009[4]	12.79	.14	.31	.45	(.14)	13.10	3.56	21.12		.12	1.08

	Year ended August 31
	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	199%	146%	80%	43%	87%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During one of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund’s transfer agent fees for certain retirement plan share classes.
[4]	Based on operations for the period shown and, accordingly, is not representative of a full year.

See Notes to Financial Statements

Intermediate Bond Fund of America	25

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Intermediate Bond Fund of America:

We have audited the accompanying statement of assets and liabilities of Intermediate Bond Fund of America (the “Fund”), including the summary investment portfolio, as of August 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Intermediate Bond Fund of America as of August 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
October 11, 2013

26	Intermediate Bond Fund of America

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (March 1, 2013, through August 31, 2013).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Intermediate Bond Fund of America	27

	Beginning account value 3/1/2013	Ending account value 8/31/2013	Expenses paid during period*	Annualized expense ratio
Class A — actual return	$1,000.00	$983.13	$3.05	.61%
Class A — assumed 5% return	1,000.00	1,022.13	3.11	.61
Class B — actual return	1,000.00	979.44	6.74	1.35
Class B — assumed 5% return	1,000.00	1,018.40	6.87	1.35
Class C — actual return	1,000.00	979.22	6.98	1.40
Class C — assumed 5% return	1,000.00	1,018.15	7.12	1.40
Class F-1 — actual return	1,000.00	982.90	3.25	.65
Class F-1 — assumed 5% return	1,000.00	1,021.93	3.31	.65
Class F-2 — actual return	1,000.00	984.30	1.85	.37
Class F-2 — assumed 5% return	1,000.00	1,023.34	1.89	.37
Class 529-A — actual return	1,000.00	982.62	3.55	.71
Class 529-A — assumed 5% return	1,000.00	1,021.63	3.62	.71
Class 529-B — actual return	1,000.00	978.82	7.38	1.48
Class 529-B — assumed 5% return	1,000.00	1,017.74	7.53	1.48
Class 529-C — actual return	1,000.00	978.87	7.33	1.47
Class 529-C — assumed 5% return	1,000.00	1,017.80	7.48	1.47
Class 529-E — actual return	1,000.00	981.53	4.64	.93
Class 529-E — assumed 5% return	1,000.00	1,020.52	4.74	.93
Class 529-F-1 — actual return	1,000.00	983.81	2.35	.47
Class 529-F-1 — assumed 5% return	1,000.00	1,022.84	2.40	.47
Class R-1 — actual return	1,000.00	979.28	6.93	1.39
Class R-1 — assumed 5% return	1,000.00	1,018.20	7.07	1.39
Class R-2 — actual return	1,000.00	979.41	6.79	1.36
Class R-2 — assumed 5% return	1,000.00	1,018.35	6.92	1.36
Class R-3 — actual return	1,000.00	981.45	4.69	.94
Class R-3 — assumed 5% return	1,000.00	1,020.47	4.79	.94
Class R-4 — actual return	1,000.00	983.03	3.15	.63
Class R-4 — assumed 5% return	1,000.00	1,022.03	3.21	.63
Class R-5 — actual return	1,000.00	984.53	1.60	.32
Class R-5 — assumed 5% return	1,000.00	1,023.59	1.63	.32
Class R-6 — actual return	1,000.00	984.79	1.35	.27
Class R-6 — assumed 5% return	1,000.00	1,023.84	1.38	.27

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amount for the fund’s fiscal year ended August 31, 2013:

U.S. government income that may be exempt from state taxation	$40,731,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2014, to determine the calendar year amounts to be included on their 2013 tax returns. Shareholders should consult their tax advisors.

28	Intermediate Bond Fund of America

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through March 31, 2014. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing current income consistent with the maturity and quality standards described in the prospectus and preservation of capital. They compared the fund’s investment results with those of other relevant funds (including funds that form the basis of the Lipper index for the category in which the fund is included), and a relevant market index, over various periods through October 31, 2012. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. Among other things, the board and the committee reviewed the fund’s investment results measured against the Lipper Short-Intermediate Investment Grade Debt Funds Average and the Barclays U.S. Government/Credit 1–7 Years ex-BBB Index. They noted that the investment results of the fund were above the results of the Barclays index for the 10-month and one-year periods and almost the same for the three-year period, while lower than those of the Barclays index for the five- and 10- year and lifetime periods and those of the Lipper average for all periods considered. They also noted that the standard deviation of the fund’s returns, a measure of risk, was below the Lipper average. The board and the committee concluded that the fund’s investment results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses were below the median fees and expenses of the other funds included in the Lipper Short-Intermediate Investment Grade Debt Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non–mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and

Intermediate Bond Fund of America	29

the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly-held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

30	Intermediate Bond Fund of America

Board of trustees and other officers

“Independent” trustees1

Name and age	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex[3] overseen by trustee	Other directorships[4] held by trustee
William H. Baribault, 68	2010	Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	69	None
James G. Ellis, 66	2006	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	69	Quiksilver, Inc.
Leonard R. Fuller, 67	1994	President and CEO, Fuller Consulting (financial management consulting firm)	69	None
W. Scott Hedrick, 68	2010	Founding General Partner, InterWest Partners (venture capital firm)	65	Hot Topic, Inc.; Office Depot, Inc.
R. Clark Hooper, 67 Chairman of the Board (Independent and Non-Executive)	2005	Private investor	71	JPMorgan Value Opportunities Fund, Inc.; The Swiss Helvetia Fund, Inc.
Merit E. Janow, 55	2010	Dean and Professor, Columbia University, School of International and Public Affairs; former Member, World Trade Organization Appellate Body (2003–2007)	68	The NASDAQ Stock Market LLC; Trimble Navigation Limited
Laurel B. Mitchell, Ph.D., 58	2010	Clinical Professor and Director, Accounting Program, University of Redlands	65	None
Frank M. Sanchez, 70	1999	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)	65	None
Margaret Spellings, 55	2010	President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce; former U.S. Secretary of Education, U.S. Department of Education	69	None
Steadman Upham, Ph.D., 64	2007	President and University Professor, The University of Tulsa	68	None

“Interested” trustee5,6

Name, age and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex[3] overseen by trustee	Other directorships[4] held by trustee
John H. Smet, 57	1993	Director, Capital Research and Management Company; Senior Vice President — Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]	20	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 32 for footnotes.

Intermediate Bond Fund of America	31

Other officers6

Name, age and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Mark A. Brett, 55 President	2010	Vice President — Capital Fixed Income Investors, Capital Research Company;[7]
Senior Vice President — Capital Fixed Income Investors, Capital International Research, Inc.;[7]
Senior Vice President, Capital International Limited;[7]
		Director, Capital Strategy Research, Inc.[7]
Kristine M. Nishiyama, 43 Senior Vice President	2003	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Senior Vice President and General Counsel, Capital Bank and Trust Company[7]
Courtney R. Taylor, 38 Secretary	2006	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Karl C. Grauman, 45 Treasurer	2012	Vice President — Fund Business Management Group, Capital Research and Management Company
Steven I. Koszalka, 49 Assistant Secretary	2010	Vice President — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 62 Assistant Treasurer	2010	Vice President — Fund Business Management Group, Capital Research and Management Company
Ari M. Vinocor, 38 Assistant Treasurer	2007	Vice President — Fund Business Management Group, Capital Research and Management Company

[1]	The term “independent” trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Reflects funds managed by Capital Research and Management Company, including the American Funds; American Funds Insurance Series,® which serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® which is available through tax-favored retirement plans and IRAs; American Funds Portfolio Series;SM and American Funds College Target Date Series.SM
[4]	This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

32	Intermediate Bond Fund of America

Offices of the fund and of the investment adviser

Capital Research and Management Company
333 South Hope Street

Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete August 31, 2013, portfolio of Intermediate Bond Fund of America’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Intermediate Bond Fund of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of Intermediate Bond Fund of America, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2013, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 25 years of investment experience, including 20 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM
Our investment process, The Capital System, combines individual accountability with teamwork. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our equity funds have beaten their Lipper peer indexes in 90% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 58% of 10-year periods and 63% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2012.
[2]	Based on Class A share results for rolling periods through December 31, 2012. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date.
[3]	Based on management fees for the 20-year period ended December 31, 2012, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Laurel B. Mitchell, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2012	$108,000
2013	$107,000

b) Audit-Related Fees:
2012	$3,000
2013	$2,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2012	$7,000
2013	$7,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2012	None
2013	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2012	$1,151,000
2013	$1,011,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2012	$39,000
2013	$28,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2012	$2,000
2013	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,705,000 for fiscal year 2012 and $1,449,000 for fiscal year 2013. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Intermediate Bond Fund of America® Investment portfolio August 31, 2013

Bonds, notes & other debt instruments 90.23%
U.S. Treasury bonds & notes 38.04%	Principal amount	Value
U.S. Treasury 36.73%	(000)	(000)

U.S. Treasury 1.875% 2014	$ 35,000	$ 35,312
U.S. Treasury 2.25% 2014	51,000	51,803
U.S. Treasury 2.625% 2014	188,250	192,469
U.S. Treasury 0.25% 2015	370,100	369,452
U.S. Treasury 1.25% 2015	25,000	25,425
U.S. Treasury 1.75% 2015	100,000	102,568
U.S. Treasury 2.25% 2015	58,000	59,611
U.S. Treasury 4.125% 2015	50,000	53,191
U.S. Treasury 4.25% 2015	50,000	53,722
U.S. Treasury 0.50% 2016	95,500	94,940
U.S. Treasury 0.625% 2016	145,000	144,361
U.S. Treasury 1.00% 2016	25,000	25,121
U.S. Treasury 1.50% 2016	12,600	12,863
U.S. Treasury 1.75% 2016	26,000	26,738
U.S. Treasury 2.00% 2016	70,000	72,449
U.S. Treasury 2.375% 2016	50,000	52,237
U.S. Treasury 2.625% 2016	20,000	21,003
U.S. Treasury 3.00% 2016	20,000	21,313
U.S. Treasury 4.50% 2016	47,500	52,010
U.S. Treasury 5.125% 2016	96,500	107,968
U.S. Treasury 7.50% 2016	40,000	48,322
U.S. Treasury 0.50% 2017	67,640	65,738
U.S. Treasury 0.75% 2017	29,000	28,538
U.S. Treasury 0.875% 2017	535,125	530,378
U.S. Treasury 1.00% 2017	247,250	246,496
U.S. Treasury 2.50% 2017	153,750	161,522
U.S. Treasury 4.25% 2017	50,000	55,994
U.S. Treasury 4.50% 2017	60,000	67,334
U.S. Treasury 4.625% 2017	115,000	129,043
U.S. Treasury 8.75% 2017	25,000	31,939
U.S. Treasury 0.75% 2018	90,000	87,215
U.S. Treasury 0.75% 2018	12,500	12,102
U.S. Treasury 1.00% 2018	60,000	58,488
U.S. Treasury 1.375% 2018	5,000	4,951
U.S. Treasury 1.50% 2018	35,000	34,783
U.S. Treasury 3.50% 2018	60,000	65,365
U.S. Treasury 4.00% 2018	10,000	11,159
U.S. Treasury 1.25% 2019	10,000	9,673
U.S. Treasury 3.50% 2020	15,000	16,307
U.S. Treasury 8.75% 2020	15,000	21,289
U.S. Treasury 8.00% 2021	20,000	28,303
U.S. Treasury 1.75% 2022	81,200	75,634
U.S. Treasury 6.25% 2023	25,000	32,695
U.S. Treasury 7.125% 2023	15,000	20,646
		3,418,470
Bonds, notes & other debt instruments
U.S. Treasury bonds & notes (continued)	Principal amount	Value
U.S. Treasury inflation-protected securities[1] 1.31%	(000)	(000)

U.S. Treasury Inflation-Protected Security 2.00% 2014	$38,730	$ 39,123
U.S. Treasury Inflation-Protected Security 1.625% 2015	1,192	1,236
U.S. Treasury Inflation-Protected Security 0.125% 2017	13,878	14,212
U.S. Treasury Inflation-Protected Security 0.125% 2018	41,412	42,174
U.S. Treasury Inflation-Protected Security 0.375% 2023	22,073	21,450
U.S. Treasury Inflation-Protected Security 2.00% 2026	2,941	3,324
		121,519
Total U.S. Treasury bonds & notes		3,539,989
Corporate bonds & notes 29.79%
Financials 8.33%

Bank of America Corp. 4.50% 2015	5,000	5,245
Bank of America Corp., Series L, 3.625% 2016	6,985	7,319
Bank of America Corp. 3.75% 2016	11,135	11,749
Bank of America Corp. 5.75% 2017	5,070	5,672
Bank of America Corp. 2.00% 2018	10,000	9,705
Bank of America Corp. 5.625% 2020	12,000	13,204
Goldman Sachs Group, Inc. 3.625% 2016	15,625	16,370
Goldman Sachs Group, Inc. 2.90% 2018	14,650	14,628
Goldman Sachs Group, Inc. 5.25% 2021	3,560	3,803
Goldman Sachs Group, Inc. 5.75% 2022	5,000	5,490
Goldman Sachs Group, Inc. 3.625% 2023	11,100	10,482
Citigroup Inc. 4.587% 2015	16,640	17,785
Citigroup Inc. 6.01% 2015	4,750	5,063
Citigroup Inc. 1.70% 2016	7,000	7,000
Citigroup Inc. 3.953% 2016	5,535	5,870
Citigroup Inc. 1.75% 2018	7,500	7,212
Citigroup Inc. 8.50% 2019	4,219	5,347
Morgan Stanley, Series F, 2.875% 2014	7,250	7,310
Morgan Stanley, Series F, 6.00% 2015	3,635	3,901
Morgan Stanley 1.75% 2016	10,000	10,000
Morgan Stanley 3.80% 2016	8,325	8,707
Morgan Stanley 2.125% 2018	19,000	18,339
JPMorgan Chase & Co. 3.40% 2015	6,000	6,251
JPMorgan Chase & Co. 1.125% 2016	15,000	14,968
JPMorgan Chase & Co. 1.625% 2018	18,500	17,713
JPMorgan Chase & Co. 3.20% 2023	2,500	2,325
American Express Centurion Bank 0.875% 2015	12,000	11,982
American Express Co. 6.15% 2017	2,900	3,349
American Express Co. 0.852% 2018[2]	25,000	25,012
Prologis, Inc. 5.625% 2016	6,260	6,909
Prologis, Inc. 6.625% 2018	8,000	9,286
Prologis, Inc. 2.75% 2019	6,005	5,950
Prologis, Inc. 6.875% 2020	5,000	5,855
Prologis, Inc. 4.25% 2023	7,505	7,383
Simon Property Group, LP 6.75% 2014	5,655	5,805
Simon Property Group, LP 4.20% 2015	9,430	9,802
Simon Property Group, LP 6.10% 2016	7,000	7,811
Simon Property Group, LP 5.875% 2017	2,500	2,813
Simon Property Group, LP 1.50% 2018[3]	6,480	6,263
Nordea Bank, Series 2, 3.70% 2014[3]	18,000	18,626
Nordea Bank AB 3.125% 2017[3]	5,000	5,176
Bonds, notes & other debt instruments
	Principal amount	Value
Corporate bonds & notes — Financials (continued)	(000)	(000)

Nordea Bank AB 1.625% 2018[3]	$ 7,500	$ 7,249
Kimco Realty Corp., Series C, 4.82% 2014	795	818
Kimco Realty Corp., Series C, 4.904% 2015	8,915	9,383
Kimco Realty Corp., Series C, 5.783% 2016	9,500	10,461
Kimco Realty Corp. 5.70% 2017	5,500	6,137
Kimco Realty Corp. 6.875% 2019	2,000	2,389
Berkshire Hathaway Inc. 2.20% 2016	8,500	8,783
Berkshire Hathaway Finance Corp. 1.30% 2018	4,370	4,227
Berkshire Hathaway Inc. 1.55% 2018	15,000	14,695
Westfield Group 5.75% 2015[3]	10,000	10,911
Westfield Group 5.70% 2016[3]	1,250	1,394
Westfield Group 7.125% 2018[3]	1,000	1,185
Westfield Group 4.625% 2021[3]	4,770	4,964
Westfield Group 3.375% 2022[3]	7,100	6,619
UBS AG 2.25% 2014	7,000	7,055
UBS AG 4.875% 2020	11,000	12,082
Monumental Global Funding III 0.468% 2014[2,3]	9,140	9,144
Monumental Global Funding III 5.25% 2014[3]	8,500	8,647
Australia & New Zealand Banking Group Ltd. 2.125% 2014[3]	10,000	10,057
ANZ National (International) Ltd. 3.125% 2015[3]	7,000	7,260
HSBC Finance Corp. 0.518% 2014[2]	2,250	2,251
HSBC Finance Corp. 0.705% 2016[2]	4,400	4,377
HSBC Holdings PLC 4.875% 2020	6,000	6,398
HSBC Holdings PLC 4.00% 2022	2,950	2,975
BNP Paribas 3.60% 2016	7,000	7,355
BNP Paribas 5.00% 2021	8,000	8,519
Westpac Banking Corp. 1.85% 2013	8,000	8,035
Westpac Banking Corp. 3.00% 2015	6,300	6,592
Wells Fargo & Co. 1.25% 2016	7,000	6,990
Wells Fargo & Co. 3.676% 2016	7,000	7,438
Standard Chartered PLC 3.20% 2016[3]	8,000	8,331
Standard Chartered Bank 3.95% 2023[3]	5,000	4,598
Hospitality Properties Trust 7.875% 2014	600	618
Hospitality Properties Trust 5.125% 2015	1,130	1,167
Hospitality Properties Trust 6.70% 2018	10,000	11,122
Royal Bank of Scotland PLC 3.95% 2015	7,000	7,331
Royal Bank of Scotland Group PLC 4.375% 2016	5,000	5,305
Toyota Motor Credit Corp. 0.875% 2015	7,500	7,536
Toyota Motor Credit Corp. 1.75% 2017	5,000	5,003
Barclays Bank PLC 5.20% 2014	4,500	4,668
Barclays Bank PLC 6.05% 2017[3]	4,140	4,569
Barclays Bank PLC 5.125% 2020	3,000	3,299
MetLife Global Funding I 2.50% 2015[3]	12,000	12,401
Svenska Handelsbanken AB 1.625% 2018	12,500	12,160
BB&T Corp., Series C, 1.60% 2017	8,250	8,112
BB&T Corp., 2.05% 2018	3,365	3,322
US Bank NA 4.95% 2014	2,550	2,678
US Bancorp., Series T, 1.65% 2017	8,500	8,454
ACE INA Holdings Inc. 2.60% 2015	10,090	10,465
Rabobank Nederland 1.70% 2018	8,000	7,795
Ford Motor Credit Co. 1.70% 2016	7,500	7,407
Boston Properties, Inc. 3.70% 2018	7,000	7,305
Bank of New York Mellon Corp., Series G, 2.50% 2016	7,000	7,224
Regions Financial Corp. 2.00% 2018	7,500	7,173
American International Group, Inc. 3.80% 2017	6,400	6,772
Bonds, notes & other debt instruments
	Principal amount	Value
Corporate bonds & notes — Financials (continued)	(000)	(000)

Northern Trust Corp. 4.625% 2014	$ 2,825	$ 2,906
Northern Trust Corp. 5.85% 2017[3]	2,750	3,120
Korea Development Bank 8.00% 2014	5,350	5,494
Société Générale 3.10% 2015[3]	5,000	5,193
PRICOA Global Funding I 5.30% 2013[3]	5,000	5,015
ERP Operating LP 5.25% 2014	4,000	4,181
Mack-Cali Realty Corp. 2.50% 2017	3,510	3,426
AvalonBay Communities, Inc. 2.85% 2023	3,370	3,040
		775,060
Health care 3.75%

Schering-Plough Corp. 6.00% 2017	7,945	9,208
Merck & Co., Inc. 0.623% 2018[2]	15,000	15,011
Merck & Co., Inc. 1.10% 2018	15,460	14,887
Merck & Co., Inc. 2.80% 2023	5,000	4,666
GlaxoSmithKline Capital Inc. 1.50% 2017	24,539	24,336
GlaxoSmithKline Capital Inc. 5.65% 2018	10,000	11,524
GlaxoSmithKline Capital Inc. 2.85% 2022	2,591	2,471
Novartis Capital Corp. 4.125% 2014	17,500	17,777
Novartis Capital Corp. 2.90% 2015	10,000	10,385
Novartis Securities Investment Ltd. 5.125% 2019	6,500	7,410
Amgen Inc. 1.875% 2014	5,000	5,078
Amgen Inc. 2.50% 2016	15,850	16,418
Amgen Inc. 2.125% 2017	7,000	7,068
Amgen Inc. 3.625% 2022	1,645	1,611
Medco Health Solutions, Inc. 2.75% 2015	4,415	4,550
Express Scripts Inc. 2.65% 2017	12,560	12,859
Express Scripts Inc. 3.90% 2022	7,000	7,023
AbbVie Inc. 1.75% 2017	7,500	7,392
AbbVie Inc. 2.90% 2022	16,775	15,623
UnitedHealth Group Inc. 1.875% 2016	3,650	3,710
UnitedHealth Group Inc. 1.40% 2017	3,020	2,945
UnitedHealth Group Inc. 6.00% 2017	4,750	5,404
UnitedHealth Group Inc. 2.875% 2023	7,500	6,959
Sanofi 0.586% 2014[2]	10,000	10,017
Sanofi 1.25% 2018	8,000	7,723
Aetna Inc. 1.50% 2017	10,325	10,024
Aetna Inc. 2.75% 2022	6,000	5,469
Gilead Sciences, Inc. 2.40% 2014	2,865	2,922
Gilead Sciences, Inc. 3.05% 2016	8,285	8,724
Gilead Sciences, Inc. 4.40% 2021	2,195	2,331
Baxter International Inc. 1.85% 2018	5,850	5,794
Baxter International Inc. 3.20% 2023	6,000	5,787
Pfizer Inc. 0.575% 2018[2]	5,000	5,011
Pfizer Inc. 6.20% 2019	5,000	5,980
Roche Holdings, Inc. 6.00% 2019[3]	9,111	10,778
McKesson Corp. 0.95% 2015	3,035	3,035
McKesson Corp. 1.40% 2018	7,500	7,239
Cardinal Health, Inc. 1.90% 2017	3,700	3,669
Cardinal Health, Inc. 3.20% 2023	5,995	5,549
WellPoint, Inc. 6.00% 2014	4,400	4,500
WellPoint, Inc. 5.25% 2016	3,000	3,272
Humana Inc. 3.15% 2022	7,500	6,922
Teva Pharmaceutical Financial IV LLC, 2.25% 2020	5,960	5,604
Bonds, notes & other debt instruments
	Principal amount	Value
Corporate bonds & notes — Health care (continued)	(000)	(000)

Johnson & Johnson 0.354% 2014[2]	$ 5,000	$ 5,007
Boston Scientific Corp. 6.00% 2020	3,700	4,222
DENTSPLY International Inc. 2.75% 2016	3,930	3,986
Catholic Health Initiatives, Series 2012, 1.60% 2017	1,000	974
		348,854
Consumer staples 3.58%

Anheuser-Busch InBev NV 0.628% 2014[2]	11,625	11,660
Anheuser-Busch InBev NV 3.625% 2015	7,000	7,327
Anheuser-Busch InBev NV 4.125% 2015	7,500	7,849
Anheuser-Busch InBev NV 1.375% 2017	12,000	11,862
Coca-Cola Co. 3.625% 2014	10,000	10,165
Coca-Cola Co. 1.50% 2015	10,000	10,193
Coca-Cola Co. 1.80% 2016	6,500	6,644
Coca-Cola Co. 3.15% 2020	6,285	6,393
Wal-Mart Stores, Inc. 2.25% 2015	5,000	5,149
Wal-Mart Stores, Inc. 2.875% 2015	7,000	7,253
Wal-Mart Stores, Inc. 2.80% 2016	7,000	7,352
Wal-Mart Stores, Inc. 1.125% 2018	10,000	9,681
Wal-Mart Stores, Inc. 5.80% 2018	740	863
PepsiCo, Inc. 0.875% 2013	5,000	5,003
PepsiCo, Inc. 3.10% 2015	6,000	6,202
PepsiCo, Inc. 2.50% 2016	16,000	16,564
SABMiller Holdings Inc. 2.45% 2017[3]	25,290	25,755
Procter & Gamble Co. 3.50% 2015	7,500	7,812
Procter & Gamble Co. 1.45% 2016	8,410	8,532
ConAgra Foods, Inc. 1.30% 2016	8,590	8,648
ConAgra Foods, Inc. 1.90% 2018	7,835	7,694
Philip Morris International Inc. 2.90% 2021	8,850	8,503
Philip Morris International Inc. 2.625% 2023	7,500	6,851
British American Tobacco International Finance PLC 2.125% 2017[3]	7,000	7,049
British American Tobacco International Finance PLC 9.50% 2018[3]	5,910	7,912
Pernod Ricard SA 2.95% 2017[3]	14,500	14,811
Altria Group, Inc. 8.50% 2013	4,000	4,058
Altria Group, Inc. 4.75% 2021	4,000	4,236
Altria Group, Inc. 2.85% 2022	5,000	4,511
Altria Group, Inc. 2.95% 2023	2,000	1,813
Kraft Foods Inc. 2.25% 2017	7,725	7,827
Kraft Foods Inc. 3.50% 2022	6,175	6,036
Reynolds American Inc. 3.25% 2022	12,120	11,084
Kroger Co. 7.50% 2014	6,030	6,180
Kroger Co. 6.40% 2017	2,500	2,871
Brown-Forman Corp. 1.00% 2018	9,000	8,625
Heineken NV 1.40% 2017[3]	8,190	7,948
Tesco PLC 5.50% 2017[3]	6,840	7,619
Unilever Capital Corp. 3.65% 2014	7,500	7,603
General Mills, Inc. 0.613% 2014[2]	7,500	7,513
Kimberly-Clark Corp. 7.50% 2018	4,500	5,598
Wesfarmers Ltd. 1.874% 2018[3]	3,750	3,646
SABMiller Holdings Inc. 2.20% 2018[3]	2,700	2,669
		333,564
Energy 3.27%

Shell International Finance BV 4.00% 2014	25,000	25,498
Shell International Finance BV 3.10% 2015	7,500	7,843
Shell International Finance BV 1.125% 2017	15,000	14,749
Bonds, notes & other debt instruments
	Principal amount	Value
Corporate bonds & notes — Energy (continued)	(000)	(000)

Total Capital Canada Ltd. 1.625% 2014	$ 5,000	$ 5,029
Total Capital SA 3.00% 2015	7,000	7,295
Total Capital SA 2.30% 2016	8,000	8,241
Total Capital Canada Ltd. 1.45% 2018	20,130	19,683
Total Capital International 2.875% 2022	4,580	4,361
StatoilHydro ASA 2.90% 2014	3,110	3,191
StatoilHydro ASA 3.875% 2014	4,750	4,852
Statoil ASA 3.125% 2017	22,000	23,173
Statoil ASA 3.15% 2022	4,000	3,932
Kinder Morgan Energy Partners, LP 5.00% 2013	5,000	5,060
Kinder Morgan Energy Partners, LP 5.125% 2014	5,000	5,250
Kinder Morgan Energy Partners, LP 3.50% 2016	7,000	7,385
Kinder Morgan Energy Partners, LP 3.95% 2022	4,000	3,907
BG Energy Capital PLC 2.50% 2015[3]	7,000	7,208
BG Energy Capital PLC 2.875% 2016[3]	13,270	13,798
Chevron Corp. 1.718% 2018	20,000	19,704
Transocean Inc. 5.05% 2016	8,000	8,751
Transocean Inc. 2.50% 2017	6,550	6,489
Transocean Inc. 6.375% 2021	2,220	2,448
TransCanada PipeLines Ltd. 0.875% 2015	7,000	7,014
TransCanada PipeLines Ltd. 6.50% 2018	5,000	5,947
Enterprise Products Operating LLC 1.25% 2015	5,000	5,025
Enterprise Products Operating LLC 3.35% 2023	7,500	7,121
Devon Energy Corp. 1.875% 2017	4,075	4,019
Devon Energy Corp. 3.25% 2022	7,500	7,115
Husky Energy Inc. 5.90% 2014	6,000	6,233
Husky Energy Inc. 7.25% 2019	3,000	3,655
Enbridge Energy Partners, LP, Series B, 6.50% 2018	4,600	5,324
Enbridge Energy Partners, LP 4.20% 2021	4,000	4,026
Phillips 66 4.30% 2022	7,685	7,765
Marathon Oil Corp. 0.90% 2015	7,500	7,482
ConocoPhillips 1.05% 2017	7,500	7,235
Canadian Natural Resources Ltd. 1.45% 2014	5,000	5,036
BP Capital Markets PLC 3.625% 2014[3]	2,000	2,045
BP Capital Markets PLC 3.875% 2015	2,500	2,621
Apache Corp. 2.625% 2023	4,210	3,847
Enbridge Inc. 5.60% 2017	2,500	2,769
Cenovus Energy Inc. 4.50% 2014	2,009	2,087
		304,213
Utilities 2.43%

Iberdrola Finance Ireland 3.80% 2014[3]	15,000	15,373
Scottish Power PLC 5.375% 2015	4,000	4,223
Iberdrola Finance Ireland 5.00% 2019[3]	5,000	5,267
Niagara Mohawk Power 3.553% 2014[3]	11,170	11,494
National Grid PLC 6.30% 2016	10,990	12,437
Pacific Gas and Electric Co. 6.25% 2013	12,250	12,419
PG&E Corp. 5.75% 2014	5,000	5,140
Pacific Gas and Electric Co. 3.25% 2023	5,000	4,752
Progress Energy, Inc. 6.05% 2014	16,500	16,974
Enel Finance International SA 3.875% 2014[3]	15,550	15,945
E.ON International Finance BV 5.80% 2018[3]	13,000	14,979
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series Q, 5.45% 2013	2,850	2,850
Nevada Power Co., General and Refunding Mortgage Notes, Series S, 6.50% 2018	10,000	11,928
Public Service Co. of Colorado 5.80% 2018	2,250	2,621
Bonds, notes & other debt instruments
	Principal amount	Value
Corporate bonds & notes — Utilities (continued)	(000)	(000)

Northern States Power Co., First Mortgage Bonds, 2.60% 2023	$12,000	$ 11,115
Consumers Energy Co., First Mortgage Bonds, 5.15% 2017	500	559
Consumers Energy Co., First Mortgage Bonds, 6.125% 2019	3,100	3,701
Consumers Energy Co. 2.85% 2022	7,500	7,245
Teco Finance, Inc. 4.00% 2016	6,000	6,358
Tampa Electric Co. 2.60% 2022	5,000	4,671
Centerpoint Energy, Inc., Series B, 6.85% 2015	10,000	10,967
National Rural Utilities Cooperative Finance Corp. 1.125% 2013	6,000	6,008
National Rural Utilities Cooperative Finance Corp. 1.00% 2015	3,650	3,670
National Rural Utilities Cooperative Finance Corp. 3.875% 2015	500	531
Electricité de France SA 5.50% 2014[3]	10,000	10,187
American Electric Power Co. 1.65% 2017	10,000	9,724
PSEG Power LLC 2.75% 2016	5,310	5,501
Entergy Louisiana, LLC 1.875% 2014	5,000	5,064
MidAmerican Energy Holdings Co. 5.75% 2018	3,600	4,147
		225,850
Industrials 2.37%

General Electric Co. 0.85% 2015	9,000	9,001
General Electric Capital Corp. 1.00% 2015	11,300	11,294
General Electric Capital Corp., Series A, 2.25% 2015	9,500	9,730
General Electric Capital Corp. 2.95% 2016	3,255	3,384
General Electric Capital Corp. 1.60% 2017	7,500	7,352
General Electric Capital Corp. 2.30% 2017	16,135	16,354
General Electric Capital Corp., Series A, 5.625% 2017	3,000	3,394
General Electric Capital Corp., Series A, 6.00% 2019	7,000	8,065
General Electric Co. 2.70% 2022	7,500	6,995
General Electric Capital Corp. 3.10% 2023	5,000	4,621
Canadian National Railway Co. 4.95% 2014	17,850	18,140
Canadian National Railway Co. 5.85% 2017	7,000	8,023
United Technologies Corp. 1.80% 2017	12,655	12,722
United Technologies Corp. 3.10% 2022	8,100	7,891
Union Pacific Corp. 5.125% 2014	6,125	6,248
Union Pacific Corp. 5.70% 2018	5,900	6,793
Union Pacific Corp. 4.163% 2022	2,694	2,815
Union Pacific Corp. 2.75% 2023	5,000	4,648
Burlington Northern Santa Fe LLC 7.00% 2014	13,480	13,817
Burlington Northern Santa Fe LLC 3.00% 2023	2,610	2,432
Boeing Company 0.95% 2018	10,900	10,374
Honeywell International Inc. 3.875% 2014	10,100	10,260
Norfolk Southern Corp. 5.75% 2016	7,190	7,949
European Aeronautic Defence and Space Company 2.70% 2023[3]	7,500	6,803
John Deere Capital Corp., Series D, 4.90% 2013	5,000	5,003
BAE Systems Holdings Inc. 4.95% 2014[3]	4,500	4,627
Volvo Treasury AB 5.95% 2015[3]	4,300	4,606
Atlas Copco AB 5.60% 2017[3]	4,000	4,486
Danaher Corp. 2.30% 2016	3,140	3,226
		221,053
Consumer discretionary 2.24%

DaimlerChrysler North America Holding Corp. 1.95% 2014[3]	7,500	7,544
DaimlerChrysler North America Holding Corp. 1.30% 2015[3]	7,500	7,531
DaimlerChrysler North America Holding Corp. 1.125% 2018[2,3]	7,500	7,520
DaimlerChrysler North America Holding Corp. 1.875% 2018[3]	8,900	8,732
DaimlerChrysler North America Holding Corp. 2.375% 2018[3]	7,000	6,924
Bonds, notes & other debt instruments
	Principal amount	Value
Corporate bonds & notes — Consumer discretionary (continued)	(000)	(000)

Comcast Corp. 5.30% 2014	$ 2,000	$ 2,033
Comcast Corp. 5.85% 2015	3,000	3,319
Comcast Corp. 5.90% 2016	10,000	11,193
Comcast Corp. 6.30% 2017	9,000	10,576
Comcast Corp. 5.875% 2018	7,650	8,858
Walt Disney Co. 0.875% 2014	7,000	7,047
Walt Disney Co. 1.10% 2017	14,185	13,825
Volkswagen International Finance NV 0.884% 2014[2,3]	15,000	15,042
NBCUniversal Media, LLC 2.10% 2014	7,500	7,573
NBCUniversal Media, LLC 2.875% 2016	7,000	7,314
Time Warner Inc. 4.75% 2021	8,750	9,320
Time Warner Cable Inc. 4.00% 2022	5,000	5,006
Viacom Inc. 2.50% 2018	12,000	11,870
Dollar General Corp. 1.875% 2018	12,000	11,557
News America Inc. 6.90% 2019	8,500	10,146
Home Depot, Inc. 4.40% 2021	7,500	8,194
Time Warner Cable Inc. 7.50% 2014	5,430	5,632
Time Warner Cable Inc. 8.25% 2014	1,000	1,032
Omnicom Group Inc. 3.625% 2022	5,355	5,170
CBS Corp. 1.95% 2017	4,800	4,759
Target Corp. 6.00% 2018	4,055	4,721
Nordstrom, Inc. 6.75% 2014	4,180	4,367
Staples, Inc. 9.75% 2014	1,000	1,032
Cox Communications, Inc. 6.25% 2018[3]	250	280
		208,117
Telecommunication services 1.47%

Verizon Communications Inc. 7.375% 2013	15,000	15,197
Verizon Communications Inc. 5.55% 2014	11,170	11,385
Verizon Communications Inc. 3.00% 2016	13,000	13,540
AT&T Inc. 0.90% 2016	5,000	4,968
AT&T Inc. 2.40% 2016	16,530	17,000
AT&T Inc. 2.95% 2016	8,000	8,344
Vodafone Group PLC 5.00% 2015	5,000	5,389
Vodafone Group PLC 5.375% 2015	12,000	12,736
Deutsche Telekom International Finance BV 4.875% 2014	5,000	5,176
Deutsche Telekom International Finance BV 3.125% 2016[3]	5,500	5,720
Deutsche Telekom International Finance BV 2.25% 2017[3]	5,600	5,647
France Télécom 4.375% 2014	5,000	5,149
France Télécom 2.125% 2015	10,000	10,172
Telefónica Emisiones, SAU 3.729% 2015	5,000	5,148
Telefónica Emisiones, SAU 3.992% 2016	5,000	5,173
Telecom Italia Capital SA 6.175% 2014	6,000	6,194
		136,938
Information technology 1.37%

Apple Inc. 1.00% 2018	51,000	48,713
International Business Machines Corp. 1.95% 2016	9,650	9,915
International Business Machines Corp. 2.00% 2016	7,000	7,177
International Business Machines Corp. 5.70% 2017	5,000	5,747
International Business Machines Corp. 1.25% 2018	10,000	9,733
International Business Machines Corp. 1.625% 2020	7,500	6,960
Oracle Corp. 1.20% 2017	7,500	7,301
Oracle Corp. 2.375% 2019	7,000	6,969
Cisco Systems, Inc. 0.523% 2014[2]	7,300	7,310
Bonds, notes & other debt instruments
	Principal amount	Value
Corporate bonds & notes — Information technology (continued)	(000)	(000)

Cisco Systems, Inc. 2.90% 2014	$ 5,500	$ 5,660
Google Inc. 1.25% 2014	5,000	5,031
National Semiconductor Corp. 6.60% 2017	2,500	2,916
Xerox Corp. 2.95% 2017	2,500	2,552
Microsoft Corp. 2.375% 2023	1,965	1,782
		127,766
Materials 0.98%

Rio Tinto Finance (USA) Ltd. 2.25% 2016	7,000	7,114
Rio Tinto Finance (USA) Ltd. 2.50% 2016	10,000	10,248
Rio Tinto Finance (USA) Ltd. 1.625% 2017	7,000	6,834
Glencore Xstrata LLC 1.628% 2019[2,3]	7,000	6,607
Glencore Xstrata LLC 2.50% 2019[3]	9,000	8,178
Xstrata Canada Financial Corp. 4.95% 2021[3]	8,500	8,258
Praxair, Inc. 1.05% 2017	7,500	7,251
E.I. du Pont de Nemours and Co. 2.80% 2023	7,500	6,964
BHP Billiton Finance (USA) Ltd. 5.50% 2014	5,865	6,039
Newcrest Finance Pty Ltd. 4.45% 2021[3]	6,700	5,740
Ecolab Inc. 3.00% 2016	5,455	5,705
Dow Chemical Co. 3.00% 2022	5,000	4,602
Teck Resources Ltd. 4.75% 2022	3,735	3,678
Anglo American Capital PLC 2.15% 2013[3]	2,415	2,417
Cliffs Natural Resources Inc. 4.875% 2021	1,435	1,327
		90,962
Total corporate bonds & notes		2,772,377
Mortgage-backed obligations 13.09%
Federal agency mortgage-backed obligations[4] 11.01%

Fannie Mae 7.00% 2015	144	151
Fannie Mae 7.00% 2016	120	127
Fannie Mae 11.50% 2019	8	8
Fannie Mae 2.50% 2023	79,603	81,086
Fannie Mae 2.50% 2023	58,788	59,884
Fannie Mae 2.50% 2023	34,393	35,034
Fannie Mae 2.50% 2023	16,475	16,699
Fannie Mae 5.00% 2023	2,166	2,341
Fannie Mae 6.00% 2024	984	1,079
Fannie Mae 3.50% 2025	11,465	11,994
Fannie Mae 3.50% 2025	8,555	8,952
Fannie Mae 3.50% 2025	5,815	6,085
Fannie Mae 3.50% 2025	4,421	4,627
Fannie Mae 3.50% 2026	22,733	23,783
Fannie Mae 3.50% 2026	16,806	17,584
Fannie Mae 3.50% 2026	1,179	1,231
Fannie Mae 3.50% 2026	294	308
Fannie Mae 3.50% 2026	272	285
Fannie Mae 3.50% 2026	221	231
Fannie Mae 3.50% 2026	44	46
Fannie Mae 6.00% 2026	716	786
Fannie Mae 9.042% 2026[2]	195	219
Fannie Mae 2.50% 2027	10,013	9,932
Fannie Mae 2.50% 2027	7,135	7,077
Fannie Mae 2.50% 2027	7,105	7,048
Bonds, notes & other debt instruments
	Principal amount	Value
Mortgage-backed obligations — Federal agency mortgage-backed obligations[4] (continued)	(000)	(000)

Fannie Mae 2.50% 2027	$ 7,073	$ 7,016
Fannie Mae 2.50% 2027	7,050	6,993
Fannie Mae 2.50% 2027	1,671	1,656
Fannie Mae 2.50% 2028	35,241	34,969
Fannie Mae 2.50% 2028	10,000	9,903
Fannie Mae 2.50% 2028	7,429	7,372
Fannie Mae 3.50% 2028	43,060	44,956
Fannie Mae 5.50% 2028	402	438
Fannie Mae 6.00% 2028	1,686	1,850
Fannie Mae 6.00% 2028	608	667
Fannie Mae 6.00% 2028	583	639
Fannie Mae 6.50% 2034	1,849	2,071
Fannie Mae 2.529% 2037[2]	3,334	3,557
Fannie Mae 2.586% 2037[2]	1,258	1,338
Fannie Mae 2.594% 2037[2]	5,647	6,009
Fannie Mae 7.00% 2037	431	484
Fannie Mae 7.50% 2037	113	129
Fannie Mae 2.596% 2038[2]	1,323	1,405
Fannie Mae 5.336% 2038[2]	461	499
Fannie Mae 5.50% 2038	6,892	7,477
Fannie Mae 3.723% 2039[2]	412	435
Fannie Mae 3.858% 2039[2]	690	730
Fannie Mae 3.939% 2039[2]	233	246
Fannie Mae 3.972% 2039[2]	3,301	3,507
Fannie Mae 6.50% 2039	1,307	1,443
Fannie Mae 3.246% 2040[2]	9,256	9,770
Fannie Mae 4.195% 2040[2]	4,308	4,537
Fannie Mae 4.406% 2040[2]	11,437	12,104
Fannie Mae 5.50% 2040	3,706	4,040
Fannie Mae 5.50% 2040	1,194	1,296
Fannie Mae 3.168% 2041[2]	5,375	5,564
Fannie Mae 3.439% 2041[2]	5,238	5,464
Fannie Mae 3.528% 2041[2]	2,194	2,276
Fannie Mae 3.564% 2041[2]	9,308	9,654
Fannie Mae 4.50% 2041	241	255
Fannie Mae 5.00% 2041	25,713	27,866
Fannie Mae 5.00% 2041	8,525	9,263
Fannie Mae 5.00% 2041	8,433	9,140
Fannie Mae 5.00% 2041	8,000	8,697
Fannie Mae 5.00% 2041	566	612
Fannie Mae 2.065% 2042[2]	10,496	10,651
Fannie Mae 2.189% 2042[2]	12,723	12,947
Fannie Mae 2.59% 2042[2]	22,673	22,433
Fannie Mae 2.63% 2042[2]	4,077	4,139
Fannie Mae 2.951% 2042[2]	3,284	3,313
Fannie Mae 4.00% 2042	24,999	25,832
Fannie Mae 4.50% 2043	210,250	221,880
Fannie Mae 5.00% 2043	14,050	15,104
Fannie Mae 7.00% 2047	72	81
Fannie Mae 3.732% 2050[2]	2,276	2,404
Fannie Mae, Series 2001-4, Class GA, 9.542% 2025[2]	190	220
Fannie Mae, Series 2001-4, Class NA, 10.851% 2025[2]	170	189
Fannie Mae, Series 2002-W7, Class A-5, 7.50% 2029	513	583
Fannie Mae, Series 2001-20, Class D, 11.011% 2031[2]	32	34
Bonds, notes & other debt instruments
	Principal amount	Value
Mortgage-backed obligations — Federal agency mortgage-backed obligations[4] (continued)	(000)	(000)

Fannie Mae, Series 2005-29, Class AK, 4.50% 2035	$ 1,804	$ 1,829
Fannie Mae, Series 2006-96, Class MO, principal only, 0% 2036	2,115	2,031
Fannie Mae, Series 2006-43, Class PX, 6.00% 2036	7,603	8,355
Fannie Mae, Series 2006-49, Class PA, 6.00% 2036	2,402	2,658
Fannie Mae, Series 2006-123, Class BO, principal only, 0% 2037	5,464	4,947
Fannie Mae, Series 2007-114, Class A7, 0.384% 2037[2]	12,500	12,327
Fannie Mae, Series 2007-33, Class HE, 5.50% 2037	3,878	4,203
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041	158	187
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041	125	140
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2041	622	729
Freddie Mac 5.00% 2023	2,285	2,429
Freddie Mac 5.00% 2023	789	839
Freddie Mac 5.00% 2024	516	557
Freddie Mac 4.00% 2026	7,658	8,055
Freddie Mac 6.00% 2026	190	207
Freddie Mac 6.00% 2026	74	81
Freddie Mac 6.50% 2027	1,462	1,614
Freddie Mac 2.858% 2037[2]	1,282	1,370
Freddie Mac 6.00% 2037	1,335	1,458
Freddie Mac 6.00% 2037	447	488
Freddie Mac 2.463% 2038[2]	4,542	4,824
Freddie Mac 2.802% 2038[2]	1,361	1,445
Freddie Mac 5.00% 2038	1	1
Freddie Mac 5.50% 2038	1,209	1,303
Freddie Mac 3.633% 2039[2]	1,528	1,619
Freddie Mac 4.50% 2039	598	629
Freddie Mac 3.416% 2041[2]	2,383	2,511
Freddie Mac 5.00% 2041	22,055	23,878
Freddie Mac 5.00% 2041	953	1,033
Freddie Mac, Series 1567, Class A, 0.584% 2023[2]	29	29
Freddie Mac, Series 2626, Class NG, 3.50% 2023	126	131
Freddie Mac, Series T-041, Class 3-A, 6.706% 2032[2]	369	428
Freddie Mac, Series 3061, Class PN, 5.50% 2035	4,197	4,579
Freddie Mac, Series 3171, Class MO, principal only, 0% 2036	4,733	4,266
Freddie Mac, Series 3213, Class OG, principal only, 0% 2036	2,363	2,128
Freddie Mac, Series 3156, Class NG, 6.00% 2036	2,766	3,066
Freddie Mac, Series 3292, Class BO, principal only, 0% 2037	702	658
Freddie Mac, Series 3271, Class OA, 6.00% 2037	3,630	4,025
Government National Mortgage Assn. 4.50% 2040	35,280	37,897
Government National Mortgage Assn. 2.50% 2042[2]	3,233	3,325
		1,025,013
Commercial mortgage-backed securities[4] 1.88%

Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-4-1, 5.243% 2037[2]	9,290	9,305
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A-4, 6.056% 2038[2]	25,165	27,652
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A-4, 5.444% 2039	2,950	3,242
Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class A-PB, 4.692% 2041	180	181
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A-5, 5.342% 2043	15,000	16,517
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class A-4, 5.465% 2044[2]	8,981	9,613
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-3B, 5.464% 2037[2]	859	867
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP3, Class A-4B, 4.996% 2042[2]	1,000	1,062
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C3A, Class A-2, 3.673% 2046[3]	9,450	9,981
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A-4, 5.90% 2049[2]	10,050	11,212
CS First Boston Mortgage Securities Corp., Series 2004-C2, Class E, 5.736% 2036[2]	2,000	2,223
Bonds, notes & other debt instruments
	Principal amount	Value
Mortgage-backed obligations — Commercial mortgage-backed securities[4] (continued)	(000)	(000)

CS First Boston Mortgage Securities Corp., Series 2003-C3, Class G, 4.617% 2038[3]	$ 2,000	$ 2,004
CS First Boston Mortgage Securities Corp., Series 2006-C4, Class A-3, 5.467% 2039	14,327	15,590
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A-3, 5.172% 2049[2]	3,000	3,269
ML-CFC Commercial Mortgage Trust, Series 2007-8, Class A-3, 6.093% 2049[2]	12,250	13,759
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP8, Class A-4, 5.399% 2045	5,000	5,467
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP7, Class A-M, 6.056% 2045[2]	6,500	7,107
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1, 3.742% 2046[3]	8,728	9,198
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class A-4, 5.694% 2050[2]	7,005	7,849
Crown Castle Towers LLC, Series 2010-1, Class C, 4.523% 2035[3]	6,000	6,255
GE Commercial Mortgage Corp., Series 2004-C3, Class B, 5.514% 2039[2]	2,000	2,058
GE Commercial Mortgage Corp., Series 2004-C2, Class B, 4.983% 2040	2,100	2,139
GE Commercial Mortgage Corp., Series 2005-C4, Class A-3A, 5.488% 2045[2]	1,241	1,241
LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A-M, 6.425% 2045[2]	4,500	5,104
Bear Stearns Commercial Mortgage Securities Inc., Series 1999-C1, Class X, interest only, 0.848% 2031[2,3]	12,160	48
Bear Stearns Commercial Mortgage Securities Inc., Series 2005-PWR9, Class A-AB, 4.804% 2042	1,411	1,434
Morgan Stanley Capital I Trust, Series 2006-IQ11, Class A-M, 5.857% 2042[2]	1,000	1,077
Merrill Lynch Mortgage Trust, Series 2005-MKB2, Class A-2, 4.806% 2042	9	9
		175,463
Other mortgage-backed securities[4] 0.13%

Bank of Montreal 2.85% 2015[3]	7,500	7,790
Northern Rock PLC 5.625% 2017[3]	3,150	3,581
Royal Bank of Canada 3.125% 2015[3]	1,000	1,039
		12,410
Collateralized mortgage-backed obligations (privately originated)[4] 0.07%

Freddie Mac, Series 2013-DN1, Class M-1, 3.59% 2023[2]	4,238	4,299
CS First Boston Mortgage Securities Corp., Series 2002-34, Class I-A-1, 7.50% 2032	241	257
CS First Boston Mortgage Securities Corp., Series 2002-30, Class I-A-1, 7.50% 2032	235	255
CS First Boston Mortgage Securities Corp., Series 2003-21, Class V-A-1, 6.50% 2033	332	358
CS First Boston Mortgage Securities Corp., Series 2003-29, Class V-A-1, 7.00% 2033	861	948
Paine Webber CMO, Series O, Class 5, 9.50% 2019	51	55
		6,172
Total mortgage-backed obligations		1,219,058
Federal agency bonds & notes 6.17%

Freddie Mac 0.375% 2013	55,000	55,024
Freddie Mac 0.75% 2014	20,000	20,114
Freddie Mac 2.50% 2014	11,000	11,161
Freddie Mac 5.00% 2014	10,000	10,419
Freddie Mac 2.50% 2016	45,000	47,044
Freddie Mac 5.50% 2016	2,920	3,308
Freddie Mac 1.00% 2017	16,400	16,207
Freddie Mac 1.00% 2017	10,000	9,802
Freddie Mac 0.75% 2018	10,000	9,617
Freddie Mac 4.875% 2018	11,135	12,699
Freddie Mac 1.25% 2019	25,000	23,490
Freddie Mac 1.375% 2020	20,000	18,654
Freddie Mac, Series K020, Class A2, multifamily 2.373% 2022[4]	7,500	6,985
Freddie Mac, Series K021, Class A2, multifamily 2.396% 2022[4]	9,195	8,549
Fannie Mae 2.625% 2014	9,000	9,256
Fannie Mae 2.75% 2014	20,000	20,277
Bonds, notes & other debt instruments
	Principal amount	Value
Federal agency bonds & notes (continued)	(000)	(000)

Fannie Mae 3.00% 2014	$ 8,250	$ 8,485
Fannie Mae 1.625% 2015	30,000	30,706
Fannie Mae 2.375% 2015	25,000	25,927
Fannie Mae 0.50% 2016	14,630	14,536
Fannie Mae 1.25% 2016	10,000	10,083
Fannie Mae 5.375% 2016	2,080	2,348
Fannie Mae 0.875% 2018	15,000	14,396
Fannie Mae 1.875% 2018	25,110	25,078
Fannie Mae, Series 2012-M13, multifamily 1.246% 2017[4]	44,000	43,333
Fannie Mae, Series 2012-M8, multifamily 1.52% 2019[4]	8,335	8,201
Federal Home Loan Bank 2.50% 2014	3,300	3,360
Federal Home Loan Bank 5.50% 2014	5,000	5,253
Federal Home Loan Bank 0.50% 2015	40,000	39,997
Federal Home Loan Bank 5.375% 2016	1,420	1,611
Federal Home Loan Bank, Series 2816, 1.00% 2017	11,965	11,847
Federal Home Loan Bank 1.75% 2018	25,000	24,621
Federal Home Loan Bank 2.75% 2018	13,865	14,460
Federal Farm Credit Banks, Consolidated Systemwide Designated Bonds, 2.625% 2014	5,000	5,076
Federal Agricultural Mortgage Corp. 5.125% 2017[3]	1,070	1,212
CoBank, ACB 0.873% 2022[2,3]	935	813
		573,949
Bonds & notes of governments & government agencies outside the U.S. 1.56%

Polish Government 5.00% 2015	8,000	8,672
Polish Government 6.375% 2019	2,825	3,246
Polish Government 3.00% 2023	10,000	8,931
Australia Government Agency-Guaranteed, Commonwealth Bank of Australia 2.70% 2014[3]	1,045	1,073
Australia Government Agency-Guaranteed, Commonwealth Bank of Australia 3.625% 2014[3]	14,000	14,363
United Kingdom Government Agency-Guaranteed, Network Rail Infrastructure Ltd 1.50% 2014[3]	15,000	15,074
France Government Agency-Guaranteed, Société Finance 2.875% 2014[3]	5,440	5,582
France Government Agency-Guaranteed, Société Finance 3.375% 2014[3]	5,900	6,022
Swedish Government 1.00% 2014[3]	10,600	10,662
Finland (Republic of) 1.25% 2015[3]	10,000	10,144
Europe Government Agency-Guaranteed, Dexia Credit Local 2.75% 2014[3]	10,000	10,139
Netherlands Government 1.00% 2017	10,000	9,945
European Investment Bank 3.125% 2014	9,250	9,445
Netherlands Government Agency-Guaranteed, ING Bank NV 3.90% 2014[3]	9,000	9,167
Asian Development Bank 2.75% 2014	5,100	5,178
Chilean Government 3.875% 2020	5,000	5,144
Aries Vermögensverwaltungs GmbH, Series C, 9.60% 2014	4,250	4,654
United Mexican States Government Global 5.875% 2014	3,500	3,576
Bermudan Government 4.854% 2024[3]	3,525	3,439
New Zealand Government Agency-Guaranteed, Westpac Securities Co. 3.45% 2014[3]	730	750
		145,206
Asset-backed obligations 0.81%

Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2013-1A, Class A-1, 1.12% 2017[3,4]	22,000	21,791
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2013-1A, Class A-2, 1.83% 2019[3,4]	15,000	14,575
Chase Issuance Trust, Series 2006-8, Class A, 0.244% 2016[2,4]	10,000	9,998
Aesop Funding LLC, Series 2012-3A, Class A, 2.10% 2019[3,4]	10,000	9,915
Aesop Funding II LLC, Series 2013-1A, Class A, 1.92% 2019[3,4]	8,360	8,123
MBNA Credit Card Master Note Trust, Series 2004-1, Class B, 4.45% 2016[4]	4,250	4,334
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A-3, 4.35% 2040[4]	3,547	3,679
CenterPoint Energy Transition Bond Co. III, LLC, Series 2008, Class A-1, 4.192% 2020[4]	1,298	1,368
Bonds, notes & other debt instruments
	Principal amount	Value
Asset-backed obligations (continued)	(000)	(000)

World Omni Auto Receivables Trust, Series 2010-A, Class A-4, 2.21% 2015[4]	$ 921	$ 924
Green Tree Financial Corp., Series 1997-6, Class A-7, 7.14% 2029[4]	480	512
Origen Manufactured Housing Contract Trust, Series 2004-B, Class A-3, 4.75% 2021[4]	24	24
		75,243
Municipals 0.77%

State of Florida, Hurricane Catastrophe Fund Finance Corp., Revenue Bonds, Series 2013-A, 2.107% 2018	17,500	16,820
State of Florida, Hurricane Catastrophe Fund Finance Corp., Revenue Bonds, Series 2013-A, 2.995% 2020	7,500	6,936
State of New York, Urban Development Corp., Service Contract Revenue Refunding Bonds,
Series 2010-B, 5.00% 2014	15,000	15,244
State of New Jersey, Transportation Trust Fund Authority, Transportation System Revenue Refunding Bonds,
Series 2013-B, 1.758% 2018	14,900	14,033
State of New Jersey, General Obligation Refunding Bonds,
Series H, Assured Guaranty Municipal insured, 5.25% 2015	8,000	8,705
State of Washington, Energy Northwest, Columbia Generating Station Electric Revenue Bonds,
Series 2012-E, 2.197% 2019	5,500	5,328
State of Texas, Board of Regents of the University of Texas System, Revenue Refunding Financing
System Bonds (Build America Bonds — Direct Payment), Series 2010-D, 2.616% 2015	4,500	4,624
		71,690
Total bonds, notes & other debt instruments (cost: $8,331,529,000)		8,397,512
Preferred securities 0.03%

Financials 0.03%	Shares

CoBank, ACB, Class E, noncumulative[3]	4,000	2,708
Total preferred securities (cost: $3,985,000)		2,708
	Principal amount
Short-term securities 12.48%	(000)

Freddie Mac 0.10%–0.15% due 9/24/2013–5/6/2014	$303,100	302,908
Federal Home Loan Bank 0.06%–0.115% due 10/9/2013–1/15/2014	166,800	166,786
Procter & Gamble Co. 0.05%–0.10% due 9/23–12/2/2013[3]	102,700	102,691
Fannie Mae 0.10%–0.15% due 9/4/2013–5/2/2014	96,800	96,772
Coca-Cola Co. 0.09%–0.13% due 9/18–12/20/2013[3]	83,310	83,298
Wal-Mart Stores, Inc. 0.08%–0.09% due 9/20–10/30/2013[3]	78,600	78,596
NetJets Inc. 0.05% due 9/17/2013[3]	61,800	61,799
Federal Farm Credit Banks 0.15%–0.16% due 2/6–3/25/2014	51,600	51,583
ExxonMobil Corp. 0.06% due 9/12/2013	37,500	37,499
John Deere Bank SA 0.07% due 9/9/2013[3]	34,400	34,399
Medtronic Inc. 0.05% due 9/17/2013[3]	29,700	29,699
Parker-Hannifin Corp. 0.08% due 10/8/2013[3]	26,255	26,253
United Technologies Corp. 0.06% due 9/26/2013[3]	25,000	24,999
Paccar Financial Corp. 0.04%–0.12% due 9/3–9/11/2013	21,600	21,599
Emerson Electric Co. 0.07% due 9/25/2013[3]	13,000	12,999
E.I. duPont de Nemours and Co. 0.06% due 9/10/2013[3]	12,600	12,600
National Rural Utilities Cooperative Finance Corp. 0.09%-0.10% due 9/12–9/20/2013	11,400	11,400
General Electric Co. 0.04% due 9/3/2013	4,100	4,100
Abbott Laboratories 0.07% due 10/1/2013[3]	1,200	1,200
Total short-term securities (cost: $1,161,117,000)		1,161,180
Total investment securities (cost: $9,496,631,000)		9,561,400
Other assets less liabilities		(255,234)
Net assets		$9,306,166

[1]	Index-linked bond whose principal amount moves with a government price index.
[2]	Coupon rate may change periodically.
[3]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,095,848,000, which represented 11.78% of the net assets of the fund.
[4]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

MFGEFPX-023-1013O-S37726

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of

Intermediate Bond Fund of America:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Intermediate Bond Fund of America (the “Fund”) as of August 31, 2013, and for the year then ended and have issued our report thereon dated October 11, 2013, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Fund’s investment portfolio (the “Schedule”) as of August 31, 2013, appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Fund’s management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California

October 11, 2013

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTERMEDIATE BOND FUND OF AMERICA

By /s/ Mark A. Brett
Mark A. Brett, President and Principal Executive Officer

Date: October 31, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Mark A. Brett
Mark A. Brett, President and Principal Executive Officer

Date: October 31, 2013

By /s/ Karl C. Grauman
Karl C. Grauman, Treasurer and Principal Financial Officer

Date: October 31, 2013